                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5845

                           Van Kampen Senior Loan Fund
               (Exact name of registrant as specified in charter)

              1221 Avenue of the Americas New York, New York 10020
               (Address of principal executive offices) (Zip code)

                                 Ronald Robison
              1221 Avenue of the Americas New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 7/31

Date of reporting period: 7/31/06

Item 1. Report to Shareholders.

The Fund's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Senior Loan Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of July 31, 2006.

       THIS PIECE MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF THE FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE INFORMATION ON INVESTMENT RISKS.

       AN INVESTMENT IN SENIOR LOANS IS SUBJECT TO CERTAIN RISKS SUCH AS LOAN DEFAULTS AND ILLIQUIDITY DUE TO INSUFFICIENT COLLATERAL BACKING.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 7/31/06

Current Distribution (July 31, 1996--July 31, 2006)
(LINE GRAPH)

                                                                VAN KAMPEN SENIOR LOAN FUND
                                                                         (CLASS IB)                 3 MONTH T-BILL* (GENERIC)
                                                                ---------------------------         -------------------------
7/96                                                                        6.80                               5.37
                                                                            6.80                               5.35
                                                                            7.00                               5.09
                                                                            7.01                               5.21
                                                                            7.01                               5.19
                                                                            8.60                               5.23
                                                                            5.43                               5.21
                                                                            7.02                               5.28
                                                                            7.02                               5.39
                                                                            7.03                               5.30
                                                                            7.78                               5.00
                                                                            6.27                               5.23
7/97                                                                        6.80                               5.30
                                                                            6.80                               5.28
                                                                            6.80                               5.16
                                                                            6.80                               5.26
                                                                            6.79                               5.26
                                                                            8.38                               5.41
                                                                            6.79                               5.24
                                                                            6.78                               5.38
                                                                            6.80                               5.18
                                                                            6.80                               5.03
                                                                            6.79                               5.07
                                                                            6.78                               5.14
7/98                                                                        6.78                               5.13
                                                                            7.24                               4.88
                                                                            6.95                               4.40
                                                                            7.37                               4.36
                                                                            6.46                               4.53
                                                                            7.03                               4.50
                                                                            4.85                               4.50
                                                                            6.20                               4.72
                                                                            6.21                               4.52
                                                                            7.26                               4.58
                                                                            5.44                               4.68
                                                                            6.44                               4.83
7/99                                                                        6.90                               4.80
                                                                            6.15                               5.02
                                                                            7.22                               4.91
                                                                            5.95                               5.15
                                                                            6.82                               5.37
                                                                            6.84                               5.39
                                                                            5.48                               5.77
                                                                            6.96                               5.86
                                                                            7.35                               5.95
                                                                            7.04                               5.91
                                                                            7.26                               5.69
                                                                            8.03                               5.94
7/00                                                                        7.11                               6.31
                                                                            7.61                               6.40
                                                                            8.05                               6.30
                                                                            8.35                               6.49
                                                                            8.80                               6.29
                                                                            8.22                               5.98
                                                                            9.06                               5.05
                                                                            9.32                               4.91
                                                                            7.96                               4.33
                                                                            6.76                               3.92
                                                                            6.74                               3.64
                                                                            6.52                               3.68
7/01                                                                        6.30                               3.55
                                                                            6.14                               3.39
                                                                            5.45                               2.38
                                                                            5.29                               2.02
                                                                            4.99                               1.73
                                                                            4.31                               1.73
                                                                            4.06                               1.76
                                                                            3.97                               1.76
                                                                            3.92                               1.78
                                                                            3.90                               1.77
                                                                            4.05                               1.73
                                                                            3.83                               1.69
7/02                                                                        4.15                               1.70
                                                                            4.61                               1.68
                                                                            4.10                               1.55
                                                                            4.50                               1.45
                                                                            4.34                               1.21
                                                                            4.02                               1.19
                                                                            4.08                               1.17
                                                                            3.98                               1.19
                                                                            4.10                               1.11
                                                                            3.79                               1.11
                                                                            3.95                               1.10
                                                                            3.45                               0.85
7/03                                                                        3.53                               0.94
                                                                            3.38                               0.97
                                                                            3.33                               0.94
                                                                            3.28                               0.95
                                                                            3.24                               0.93
                                                                            3.22                               0.92
                                                                            3.19                               0.91
                                                                            3.07                               0.94
                                                                            3.06                               0.94
                                                                            2.98                               0.96
                                                                            2.98                               1.06
                                                                            2.96                               1.26
7/04                                                                        2.96                               1.43
                                                                            3.00                               1.58
                                                                            3.16                               1.71
                                                                            3.32                               1.90
                                                                            3.31                               2.23
                                                                            3.50                               2.22
                                                                            3.71                               2.46
                                                                            3.89                               2.75
                                                                            3.88                               2.77
                                                                            3.89                               2.89
                                                                            4.15                               2.95
                                                                            4.40                               3.12
7/05                                                                        4.39                               3.40
                                                                            4.60                               3.50
                                                                            4.78                               3.54
                                                                            4.80                               3.88
                                                                            4.91                               3.94
                                                                            5.83                               4.08
                                                                            5.25                               4.47
                                                                            5.48                               4.62
                                                                            5.95                               4.61
                                                                            5.95                               4.76
                                                                            6.29                               4.84
                                                                            6.60                               4.98
7/06                                                                        6.63                               5.07

Data provided for the fund reflects distributions that occur on the 25th of each month or the prior business day if the 25th falls on a weekend or holiday, whereas benchmark data is as of the month end.

* Source: Bloomberg

                            A SHARES              B SHARES              C SHARES             IB SHARES           IC SHARES
                         since 2/18/2005       since 2/18/2005       since 2/18/2005      since 10/4/1989     since 6/13/2003
------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL         W/O SALES   W/SALES   W/O SALES   W/SALES   W/O SALES   W/SALES       W/O SALES           W/O SALES
TOTAL RETURNS           CHARGES    CHARGES    CHARGES    CHARGES    CHARGES    CHARGES        CHARGES             CHARGES

Since Inception          4.25%      1.87%      3.49%      2.14%      3.49%      3.49%          5.89%               7.46%

10-year                   N/A        N/A        N/A        N/A        N/A        N/A           4.63                 N/A

5-year                    N/A        N/A        N/A        N/A        N/A        N/A           5.22                 N/A

1-year                   4.39       0.95       3.63       0.67       3.63       2.64           4.38                4.50
------------------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 3.25 percent for Class A shares, an early withdrawal charge of 3.00 percent for Class B shares (in year one and declining to zero after year five), an early withdrawal charge of 1.00 percent for Class C shares in year one, and combined distribution fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares and a service fee of up to 0.15 percent for Class IC shares. Effective 2/18/05, contingent deferred sales charges for Class IB and Class IC shares are waived. New investments are not available in Class IB and IC shares. Figures shown above assume reinvestment of all distributions. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower.

Fund Report

FOR THE 12-MONTH PERIOD ENDED JULY 31, 2006

MARKET CONDITIONS

The 12-month period ended July 31, 2006 was quite favorable for the senior loan asset class. Economic growth was solid, inflation remained in check, and the credit market showed overall strength with many corporations posting good profits, increasing revenues and improving credit quality. In addition, interest rates continued to climb as the Federal Open Market Committee (the "Fed") raised the target federal funds rate by 25 basis points at each of its meetings during the reporting period, bringing the target rate to 5.25 percent at the end of June 2006. The rising-rate environment was particularly beneficial to the senior loan market as the yields on the loans adjust in tandem to short-term interest rates.

Yield spreads in the senior loan market were relatively steady during the first half of the reporting year, then began to widen in March. These widening spreads in the latter half of the period added to the attractiveness of senior loans, spurring demand from both institutional and individual investors.

PERFORMANCE ANALYSIS

The fund returned 4.39 percent for the 12 months ended July 31, 2006 (Class A shares, unadjusted for sales charges).

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED JULY 31, 2006

-------------------------------------------------------------
      CLASS A   CLASS B   CLASS C   CLASS IB   CLASS IC

       4.39%     3.63%     3.63%     4.38%      4.50%
-------------------------------------------------------------

The performance for the five share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information.

We continued to follow our research-intensive investment approach, seeking to balance yield with a stable net asset value. Our investment process remained focused on identifying companies with strong management, solid and predictable cash flows, and sufficient collateral in the event of default.

Throughout the reporting period, we maintained a high level of diversification within the portfolio and continued to employ a bottom-up security selection process driven by analysis of individual company fundamentals. We do, however, analyze overall sector and industry trends as well, which led us to position the fund somewhat defensively during the period. For example, we favored investments in less cyclical sectors such as food and drug, cable, leisure and entertainment, and the defense industry. These sectors have experienced steady demand for goods and services. In addition, we generally avoided investing in companies that we believed to be vulnerable to cyclical economic downturns or rising fuel prices, particularly the auto and airline industries. We also remained cautious about the health care sector, which has been struggling due to reductions in Medicaid reimbursements.

In June, shareholders approved the use of leverage in the fund in an effort to enhance the fund's dividend. We were able to immediately begin employing that leverage, which involves borrowing at a short-term lending rate and reinvesting the proceeds at a higher rate. The Fund may experience increased volatility as a result of the use of leverage. We might reduce leverage in periods of weaker credit quality conditions to prevent magnifying erosion of the fund's net asset value.

There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the fund in the future.

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 7/31/06
Broadcasting--Cable                                              11.4%
Chemicals, Plastics & Rubber                                      8.5
Entertainment & Leisure                                           7.4
Hotels, Motels, Inns & Gaming                                     7.1
Beverage, Food & Tobacco                                          6.3
Printing & Publishing                                             5.8
Buildings & Real Estate                                           5.7
Automotive                                                        5.3
Healthcare                                                        4.7
Aerospace/Defense                                                 4.0
Ecological                                                        3.5
Paper & Forest Products                                           3.5
Electronics                                                       3.4
Personal & Miscellaneous Services                                 2.6
Health & Beauty                                                   2.5
Construction Material                                             2.4
Containers, Packaging & Glass                                     2.3
Restaurants & Food Service                                        2.1
Telecommunications--Local Exchange Carriers                       2.0
Finance                                                           1.9
Insurance                                                         1.9
Medical Products & Services                                       1.9
Natural Resources                                                 1.4
Non-Durable Consumer Products                                     1.4
Broadcasting--Radio                                               1.4
Utilities                                                         1.2
Telecommunications-Wireless                                       1.2
Diversified Manufacturing                                         1.2
Home & Office Furnishings, Housewares & Durable Consumer
  Products                                                        1.1
Pharmaceuticals                                                   1.1
Machinery                                                         1.0
Grocery                                                           1.0
Retail--Specialty                                                 0.9
Business Equipment & Services                                     0.9
Retail--Stores                                                    0.8
Transportation-Rail Manufacturing                                 0.6
Mining, Steel, Iron & Non-Precious Metals                         0.5
Transportation--Personal                                          0.5
Farming & Agriculture                                             0.5
Retail--Oil & Gas                                                 0.4
Education & Child Care                                            0.4
Broadcasting--Diversified                                         0.4
Transportation--Cargo                                             0.4
Textiles & Leather                                                0.2
Telecommunications--Equipment & Services                          0.2
Broadcasting--Television                                          0.2
Telecommunications--Long Distance                                 0.1
Retail--Office Products                                           0.1
                                                                -----
Total Long-Term Investments                                     115.3%
Short-Term Investments                                            2.7
Borrowings                                                      (11.0)
Liabilities in Excess of Other Assets                            (7.0)
                                                                -----
Net Assets                                                      100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Summary of investments by industry classification percentages are as a percentage of net assets. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 2/1/06 - 7/31/06.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   2/1/06           7/31/06       2/1/06-7/31/06
Class A
  Actual......................................    $1,000.00        $1,025.68          $ 7.38
  Hypothetical................................     1,000.00         1,017.50            7.35
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00         1,022.00           11.18
  Hypothetical................................     1,000.00         1,013.74           11.13
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00         1,022.00           11.13
  Hypothetical................................     1,000.00         1,013.79           11.08
  (5% annual return before expenses)
Class IB
  Actual......................................     1,000.00         1,025.66            7.43
  Hypothetical................................     1,000.00         1,017.46            7.40
  (5% annual return before expenses)
Class IC
  Actual......................................     1,000.00         1,026.80            7.44
  Hypothetical................................     1,000.00         1,017.46            7.40
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.47%, 2.23%, 2.22%, 1.48% and 1.48% for Class A, B, C, IB and IC Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). These ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 22, 2006, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving recent changes in the Fund's fundamental investment policies regarding financial leverage and periodic repurchase offers. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------                STATED
(000)       BORROWER                    MOODY'S   S&P     COUPON     MATURITY*       VALUE
-----------------------------------------------------------------------------------------------
            VARIABLE RATE** SENIOR LOAN INTERESTS  112.8%
            AEROSPACE/DEFENSE  4.0%
 $30,531    Alion Science and
            Technology Corp., Term
            Loan....................... B1        B+     8.00% to   12/31/07 to  $   30,583,337
                                                           11.00     08/02/09
     155    Alion Science and
            Technology Corp., Revolving
            Credit Agreement........... B1        B+       10.00     08/02/09           151,125
   2,550    AM General, LLC, Term Loan
            (a)........................ NR        NR      9.83 to    11/01/11         2,580,281
                                                           11.75
     660    Apptis, Inc., Term Loan.... B2        B+       8.65      01/05/10           664,698
   2,213    ARINC, Inc., Term Loan..... Ba3       BB       7.11      03/10/11         2,220,345
   1,390    DynCorp International, LLC,
            Term Loan.................. Ba3       BB-     7.81 to    02/11/11         1,396,342
                                                           8.31
   4,974    IAP Worldwide Services,
            Inc., Term Loan............ B2        B-      8.50 to   12/30/12 to       5,034,660
                                                           13.50     06/30/13
   3,600    ILC Industries, Inc., Term
            Loan....................... NR        NR      7.99 to    02/24/12         3,613,500
                                                           8.00
   4,416    K&F Industries, Inc., Term
            Loan....................... B2        B+       7.40      11/18/12         4,423,263
     938    Primus International, Inc.,
            Revolving Credit
            Agreement.................. NR        NR       7.84      06/07/12           941,016
   3,425    SI International, Inc.,
            Term Loan.................. B1        NR       6.97      02/09/11         3,429,401
   9,165    Spirit AeroSystems, Inc.,
            Term Loan.................. B1        BB-      7.75      12/31/11         9,214,382
   1,000    Standard Aero Holdings,
            Inc., Term Loan............ B2        B+      7.58 to    08/20/12         1,000,625
                                                           7.68
   6,719    Wyle Laboratories, Inc.,
            Term Loan.................. NR        B+      7.88 to   01/28/11 to       6,791,957
                                                           11.63     07/28/11
                                                                                 --------------
                                                                                     72,044,932
                                                                                 --------------
            AUTOMOTIVE  5.3%
   3,739    Accuride Corp., Term Loan
            (a)........................ B1        B+       7.31      01/31/12         3,749,537
   1,000    Affinia Group, Inc., Term
            Loan....................... B2        B        8.50      11/30/11         1,003,500
   2,000    Dana Corp., Term Loan...... B3        BB-      7.45      04/13/08         2,003,958
  19,235    Federal-Mogul Corp., Term
            Loan (b)................... NR        NR       9.15      12/09/06        19,378,807

See Notes to Financial Statements                                             11

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------                STATED
(000)       BORROWER                    MOODY'S   S&P     COUPON     MATURITY*       VALUE
-----------------------------------------------------------------------------------------------
            AUTOMOTIVE (CONTINUED)
 $ 8,855    Federal-Mogul Corp.,
            Revolving Credit Agreement
            (b)........................ NR        NR       9.15%     12/09/06    $    8,882,444
   2,331    Heartland Automotive
            Holdings, Inc.,
            Term Loan.................. NR        NR      8.93 to    02/27/12         2,348,711
                                                           9.26
   2,400    Lear Corp., Term Loan...... B2        B+       7.93      04/25/12         2,386,750
  10,369    MetoKote Corp.,
            Term Loan.................. B2        B+      8.68 to    11/27/11        10,401,152
                                                           8.74
   1,044    Navistar International
            Corp., Term Loan........... NR        BB-      10.49     02/22/09         1,054,200
   4,080    Polypore, Inc.,
            Term Loan.................. B2        B        8.40      11/12/11         4,120,500
  13,877    Safelite Glass Corp.,
            Term Loan (c).............. NR        NR      8.92 to    09/30/07        13,703,497
                                                           9.42
   4,000    Sensata Technologies, Inc.,
            Term Loan.................. B1        BB-     7.14 to    04/27/13         3,983,216
                                                           7.24
   3,574    Tenneco Automotive, Inc.,
            Term Loan.................. Ba3       BB-      7.19      12/12/10         3,601,214
  15,523    TRW Automotive, Inc., Term
            Loan....................... Ba2       BB+     6.75 to   01/10/10 to      15,517,578
                                                           7.19      06/30/12
   2,267    United Components, Inc.,
            Term Loan.................. B2        BB-     7.41 to    06/30/12         2,278,082
                                                           7.66
                                                                                 --------------
                                                                                     94,413,146
                                                                                 --------------
            BEVERAGE, FOOD & TOBACCO  6.3%
   4,788    Advantage Sales &
            Marketing, LLC,
            Term Loan (a).............. NR        NR       7.22      03/29/13         4,746,105
     573    Atkins Nutritionals, Inc.,
            Term Loan.................. NR        NR       17.50     12/31/10           479,801
   9,218    Birds Eye Foods, Inc.,
            Term Loan (a).............. B1        B+      8.15 to    06/30/08         9,264,585
                                                           8.18
   1,006    Buffets Holdings, Inc.,
            Term Loan (a).............. B1        B-      8.90 to    06/28/09         1,009,707
                                                           9.00
   4,315    Commonwealth Brands, Inc.,
            Term Loan.................. NR        NR       7.75      12/22/12         4,342,253

 12                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------                STATED
(000)       BORROWER                    MOODY'S   S&P     COUPON     MATURITY*       VALUE
-----------------------------------------------------------------------------------------------
            BEVERAGE, FOOD & TOBACCO (CONTINUED)
 $ 3,195    Culligan International Co.,
            Term Loan.................. B1        B+       7.37%     09/30/11    $    3,195,674
  16,973    Dole Food Co., Inc., Term
            Loan....................... Ba3       B+      5.37 to    04/12/13        16,646,935
                                                           9.00
   7,155    DS Waters Enterprises, LP,
            Term Loan.................. Caa3      CCC     9.81 to    11/07/09         7,171,029
                                                           11.50
   2,178    Eight O'clock Coffee Co.,
            Term Loan.................. NR        NR       10.25     11/14/11         2,188,874
   3,387    Farley's & Sathers Candy
            Co., Inc., Term Loan....... NR        NR      8.24 to   06/15/10 to       3,397,467
                                                           11.62     03/24/11
   4,600    Fresh Start Bakeries, Inc.,
            Term Loan.................. NR        NR      7.75 to    06/27/13         4,605,750
                                                           7.88
   2,987    Le-Nature's, Inc.,
            Term Loan.................. B1        B       7.88 to    06/23/10         3,019,236
                                                           10.25
   5,941    Luigino's, Inc.,
            Term Loan.................. B1        B+      8.25 to    04/02/11         5,991,554
                                                           8.44
   1,031    Mafco Worldwide Corp., Term
            Loan....................... B1        B+      7.35 to    12/08/11         1,032,520
                                                           7.45
   5,530    National Dairy Holdings,
            LP, Term Loan.............. NR        NR       7.40      03/15/12         5,551,170
   2,640    National Distributing, Co.,
            Inc., Term Loan............ NR        NR       11.90     06/22/10         2,646,600
   1,662    OSI Foods GMBH & Co. KG,
            Term Loan.................. NR        NR       7.25      09/02/11         1,659,896
   5,816    OSI Group, LLC,
            Term Loan.................. NR        NR       7.25      09/02/11         5,809,635
   4,351    PBM Products, LLC, Term
            Loan....................... NR        NR       8.40      07/26/11         4,381,006
   4,565    Pierre Foods, Inc., Term
            Loan....................... B1        B+       6.93      06/30/10         4,573,893
   3,838    Pinnacle Foods, Inc., Term
            Loan....................... B1        B+      7.45 to    11/25/10         3,841,312
                                                           7.48
     750    Reddy Ice Group, Inc., Term
            Loan....................... B1        B+       7.25      08/09/12           749,531
   4,000    Reynolds American, Inc.,
            Term Loan.................. Ba1       BBB-    7.19 to    05/31/12         4,024,064
                                                           7.31

See Notes to Financial Statements                                             13

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------                STATED
(000)       BORROWER                    MOODY'S   S&P     COUPON     MATURITY*       VALUE
-----------------------------------------------------------------------------------------------
            BEVERAGE, FOOD & TOBACCO (CONTINUED)
 $ 5,000    Sturm Foods, Inc., Term
            Loan....................... NR        NR     7.75% to    05/26/11    $    5,018,750
                                                           10.00
   2,622    Sunny Delight Beverage Co.,
            Term Loan.................. Caa1      CCC    11.19 to    08/20/10         2,597,508
                                                           11.52
   3,950    Volume Services America,
            Inc., Term Loan............ B2        NR      8.74 to    10/01/10         3,974,688
                                                           9.50
                                                                                 --------------
                                                                                    111,919,543
                                                                                 --------------
            BROADCASTING--CABLE  11.4%
   8,700    Century Cable Holdings,
            LLC, Term Loan (b)......... NR        NR       10.25     06/30/09         8,367,538
  10,000    Cequel Communications, LLC,
            Term Loan.................. B1        B+       7.74      11/05/13         9,947,320
  54,073    Charter Communications
            Operating, LLC,
            Term Loan.................. B2        B        8.13      04/28/13        54,218,323
  19,975    CSC Holdings, Inc., Term
            Loan....................... Ba3       BB      6.88 to    03/29/13        19,879,440
                                                           7.26
  12,904    Frontiervision Operating
            Partners, LP,
            Term Loan (b) (j).......... NR        NR      9.65 to   09/30/05 to      12,727,825
                                                           9.78      03/31/06
     927    Frontiervision Operating
            Partners, LP, Revolving
            Credit Agreement (b) (j)... NR        NR       9.65      06/30/06           912,575
  12,959    Hilton Head Communications,
            LP,
            Term Loan (b).............. NR        NR       9.50      03/31/08        12,359,883
  18,340    Hilton Head Communications,
            LP, Revolving Credit
            Agreement (b).............. NR        NR       8.25      09/30/07        17,361,873
     759    Insight Midwest Holdings,
            LLC, Revolving Credit
            Agreement.................. Ba3       BB-     6.63 to    06/30/09           745,670
                                                           6.69
   1,995    Knology, Inc., Term Loan... B1        B        7.99      06/29/10         2,007,126
   7,572    MCC Iowa, LLC,
            Term Loan.................. Ba3       BB-     6.90 to    01/31/15         5,949,638
                                                           7.37
   1,600    Mediacom Broadband, LLC,
            Term Loan.................. Ba3       BB-      7.38      01/31/15         3,190,000

 14                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------                STATED
(000)       BORROWER                    MOODY'S   S&P     COUPON     MATURITY*       VALUE
-----------------------------------------------------------------------------------------------
            BROADCASTING--CABLE (CONTINUED)
 $52,655    Olympus Cable Holdings,
            LLC, Term Loan (b)......... NR        NR     9.50% to   06/30/10 to  $   50,538,534
                                                           10.25     09/30/10
   2,360    Parnassos, LP,
            Term Loan.................. NR        NR       8.25      06/30/07         2,338,904
   2,640    Parnassos, LP, Revolving
            Credit Agreement........... NR        NR       8.25      06/30/07         2,617,346
                                                                                 --------------
                                                                                    203,161,995
                                                                                 --------------
            BROADCASTING--DIVERSIFIED  0.4%
   4,000    Cumulus Media, Inc., Term
            Loan....................... Ba3       B       7.33 to    06/07/13         4,008,752
                                                           7.63
   3,233    Entravision Communications
            Corp., Term Loan........... Ba3       B+       7.01      03/29/13         3,235,674
                                                                                 --------------
                                                                                      7,244,426
                                                                                 --------------
            BROADCASTING--RADIO  1.4%
   4,000    CMP KC, LLC, Term Loan..... Caa1      CCC     9.25 to    05/03/11         4,005,000
                                                           9.31
   9,857    CMP Susquehanna Corp., Term
            Loan....................... Ba3       B       7.25 to    05/05/13         9,861,766
                                                           7.38
   1,197    LBI Media, Inc.,
            Term Loan.................. B1        B        6.76      03/31/12         1,189,519
   3,782    NextMedia Operating, Inc.,
            Term Loan.................. B1        B       7.33 to   11/15/12 to       3,797,739
                                                           10.01     11/15/13
   5,431    Spanish Broadcasting
            Systems, Inc., Term Loan... B1        B+       7.25      06/11/12         5,426,726
                                                                                 --------------
                                                                                     24,280,750
                                                                                 --------------
            BROADCASTING--TELEVISION  0.2%
   2,772    HIT Entertainment, Inc.,
            Term Loan.................. B1        B        7.70      03/20/12         2,785,860
                                                                                 --------------

            BUILDINGS & REAL ESTATE  5.7%
   3,333    BioMed Realty, LP,
            Term Loan (a).............. NR        NR       7.60      05/30/10         3,341,667
   8,791    Capital Automotive, LP,
            Term Loan.................. Ba1       BB+      7.10      12/16/10         8,800,792
     676    Central Parking Corp., Term
            Loan....................... Ba3       BB-      7.50      03/31/10           679,270
   4,200    Edge-Star Partners, Term
            Loan....................... NR        NR      8.44 to    11/18/07         4,218,500
                                                           14.69
   8,500    General Growth Properties,
            Inc., Term Loan............ Ba2       BB+      6.58      02/24/10         8,403,890

See Notes to Financial Statements                                             15

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------                STATED
(000)       BORROWER                    MOODY'S   S&P     COUPON     MATURITY*       VALUE
-----------------------------------------------------------------------------------------------
            BUILDINGS & REAL ESTATE (CONTINUED)
 $14,000    Ginn LA CS Borrower, LLC,
            Term Loan.................. B1        BB     8.29% to   06/08/11 to  $   13,830,000
                                                           12.35     06/08/12
  10,000    Landsource Communities
            Development, LLC, Term
            Loan....................... NR        NR       7.88      03/31/10        10,018,750
   3,200    LNR Property Corp., Term
            Loan....................... B2        B+       8.11      07/12/11         3,219,334
   1,596    London Arena & Waterfront
            Finance, LLC, Term Loan.... NR        NR       8.78      03/08/12         1,609,965
   2,500    Macerich Partnership, LP,
            Term Loan.................. NR        NR       6.88      04/25/10         2,495,832
   1,596    NCI Building Systems, Inc.,
            Term Loan.................. Ba2       BB       6.71      06/18/10         1,598,837
   1,845    Newkirk Master, LP, Term
            Loan....................... Ba2       BB+     7.10 to    08/11/08         1,850,707
                                                           8.75
   3,796    North Las Vegas, Term
            Loan....................... B2        B+      8.25 to   05/09/11 to       3,824,989
                                                           12.50     05/30/12
   2,400    Shea Capital I, LLC, Term
            Loan....................... NR        NR       7.49      10/27/11         2,391,000
   2,494    Shea Mountain House, LLC,
            Term Loan.................. NR        NR       7.17      05/11/11         2,475,047
   4,500    South Edge, LLC, Term
            Loan....................... NR        NR      7.19 to   10/31/07 to       4,511,041
                                                           7.44      10/31/09
   1,978    Spanish Peaks, LLC, Term
            Loan....................... B1        B+      5.40 to    08/09/11         1,948,213
                                                           8.20
   2,400    Standard Pacific Corp.,
            Term Loan.................. NR        NR       6.56      05/05/13         2,355,000
   3,994    Tamarack Resort, LLC, Term
            Loan....................... NR        NR      8.33 to    05/19/11         4,011,474
                                                           8.75
   6,000    Trizec Properties, Inc.,
            Term Loan.................. NR        BB+      6.78      05/02/07         5,997,186
   8,000    WCI Communities, Inc., Term
            Loan....................... NR        NR       7.44      12/23/10         7,960,000
   6,089    Yellowstone Development,
            LLC, Term Loan............. NR        NR       7.78      09/30/10         6,069,254
                                                                                 --------------
                                                                                    101,610,748
                                                                                 --------------

 16                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------                STATED
(000)       BORROWER                    MOODY'S   S&P     COUPON     MATURITY*       VALUE
-----------------------------------------------------------------------------------------------
            BUSINESS EQUIPMENT & SERVICES  0.9%
 $ 1,192    Affiliated Computer
            Services, Inc., Term Loan
            (a)........................ Ba2       BB     7.40% to    03/20/13    $    1,194,453
                                                           8.23
   2,000    Contec, LLC, Term Loan..... NR        NR      8.63 to    06/15/12         2,005,000
                                                           8.75
   1,393    InfoUSA, Inc., Term Loan... Ba3       BB       7.25      02/14/12         1,394,741
   3,200    Institutional Shareholder
            Services, Inc., Term
            Loan....................... NR        NR       7.85      09/30/11         3,208,000
   4,113    Katun Corp., Term Loan..... NR        BB-     6.21 to    06/30/09         4,113,436
                                                           9.75
   1,839    ProQuest Co., Revolving
            Credit Agreement........... NR        NR      7.89 to    01/31/10         1,800,380
                                                           8.89
   1,628    Verifone, Inc., Term
            Loan....................... B1        BB-      7.24      06/30/11         1,630,457
                                                                                 --------------
                                                                                     15,346,467
                                                                                 --------------
            CHEMICALS, PLASTICS & RUBBER  8.4%
   1,241    American Pacific Corp.,
            Term Loan.................. B2        B        9.50      11/30/10         1,242,176
   2,600    Basell North America
            (Netherlands), Term Loan
            (a)........................ Ba3       B+      7.73 to   09/07/13 to       2,632,500
                                                           8.23      09/07/14
   1,187    Becker-Underwood, Inc.,
            Term Loan.................. NR        NR      9.75 to   09/30/11 to       1,179,126
                                                           12.50     03/31/12
   7,600    Brenntag Holdings GmbH &
            Co. KG, Term Loan (a)...... B2        B+      8.08 to   01/20/14 to       7,681,604
                                                           12.08     07/17/15
   9,680    Celanese, AG (Germany),
            Term Loan (a).............. B1        BB-      7.50      04/06/11         9,708,880
   7,500    Ferro Corp., Revolving
            Credit Agreement........... NR        B+      8.53 to    06/06/12         7,497,660
                                                           8.74
   2,400    Fibervisions Delaware
            Corp., Term Loan........... B2        B        9.00      03/31/13         2,406,000
  16,000    Hexion Specialty Chemicals,
            Inc., Term Loan............ B2        B+      7.50 to    05/05/13        15,864,992
                                                           7.56
  40,925    Huntsman International,
            LLC, Term Loan............. Ba3       BB-      7.15      08/16/12        40,784,111
   6,000    Ineos Holdings Ltd., Term
            Loan....................... Ba3       B+      7.34 to   12/16/13 to       6,043,752
                                                           7.84      12/23/14

See Notes to Financial Statements                                             17

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------                STATED
(000)       BORROWER                    MOODY'S   S&P     COUPON     MATURITY*       VALUE
-----------------------------------------------------------------------------------------------
            CHEMICALS, PLASTICS & RUBBER (CONTINUED)
 $ 5,882    INVISTA (Netherlands), Term
            Loan....................... Ba3       BB       7.00%    04/30/10 to  $    5,892,440
                                                                     04/29/11
   6,783    ISP Chemco, Inc., Term
            Loan....................... Ba3       BB-     6.94 to    02/16/13         6,790,265
                                                           7.38
   9,975    Kraton Polymers, LLC, Term
            Loan....................... B1        B+       7.44      05/12/13         9,975,000
   5,700    Nalco Co., Term Loan....... B1        BB-     7.10 to    11/04/10         5,701,634
                                                           7.30
  12,048    PQ Corp., Term Loan........ B1        B+       7.50      02/10/12        12,072,595
  10,658    Rockwood Specialties Group,
            Inc., Term Loan............ B1        NR       7.49      12/13/13        10,693,877
   3,200    Wellman, Inc., Term Loan... B2        B-       11.90     02/10/10         3,236,800
                                                                                 --------------
                                                                                    149,403,412
                                                                                 --------------
            CONSTRUCTION MATERIAL  2.0%
   7,960    AXIA, Inc., Term Loan...... B2        B        8.75      12/21/12         7,979,900
   1,931    Brand Services, Inc., Term
            Loan (a)................... B2        B       7.48 to    01/15/12         1,932,921
                                                           8.23
     542    Builders FirstSource, Inc.,
            Term Loan (a).............. B1        BB-      8.01      08/11/11           543,578
   4,980    Contech Construction
            Products, Inc.,
            Term Loan.................. B1        B+      7.22 to    01/31/13         4,989,611
                                                           9.25
   1,500    Custom Building Products,
            Inc., Term Loan............ NR        NR       10.62     04/29/12         1,508,437
   2,174    Gibraltar Industries, Inc.,
            Term Loan.................. Ba1       BB      7.19 to    12/08/12         2,173,913
                                                           7.25
   4,000    Interline Brands, Inc.,
            Term Loan.................. B1        BB      7.21 to    06/23/13         4,015,000
                                                           7.26
   1,798    Nortek, Inc., Term Loan.... B2        B       7.40 to    08/27/11         1,795,442
                                                           9.25
   2,341    Panolam Industries
            International, Inc.
            (Canada), Term Loan........ B2        B+       8.25      09/30/12         2,358,416
   1,600    Pro-Build Holdings, Inc.,
            Term Loan.................. Ba3       NR       7.25      06/29/13         1,600,501
   3,800    Professional Paint, Inc.,
            Term Loan.................. NR        NR      7.69 to   05/31/12 to       3,821,000
                                                           11.38     05/31/13

 18                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------                STATED
(000)       BORROWER                    MOODY'S   S&P     COUPON     MATURITY*       VALUE
-----------------------------------------------------------------------------------------------
            CONSTRUCTION MATERIAL (CONTINUED)
 $ 1,596    Universal Building
            Products, Inc., Term
            Loan....................... NR        NR     8.58% to    04/28/12    $    1,611,960
                                                           9.01
   1,118    Werner Holding Co., Inc.,
            Term Loan (b) (d).......... NR        D      11.25 to    06/11/09         1,111,914
                                                           17.25
     658    Werner Holding Co., Inc.,
            Term Loan (b) (f).......... NR        D      11.25 to    12/11/09           598,860
                                                           17.25
                                                                                 --------------
                                                                                     36,041,453
                                                                                 --------------
            CONTAINERS, PACKAGING & GLASS  2.3%
   2,000    Anchor Glass Container
            Corp., Term Loan........... NR        NR      7.52 to    05/03/13         2,005,000
                                                           7.75
   1,824    Berry Plastics Corp., Term
            Loan (a)................... B1        B+       7.15      12/02/11         1,823,884
   1,232    Bluegrass Container
            Holdings, LLC, Term Loan
            (a)........................ Ba3       BB-      7.65      06/30/13         1,238,056
   1,176    Consolidated Container Co.,
            LLC, Term Loan............. B2        B-       8.38      12/15/08         1,182,370
   3,200    Covalence Specialty
            Materials Corp., Term
            Loan....................... Ba3       B+      7.44 to   05/18/13 to       3,211,626
                                                           8.63      08/16/13
   1,200    Crown Americas, Inc., Term
            Loan....................... Ba2       BB-      6.95      11/15/12         1,201,500
     871    Fleming Packaging Corp.,
            Term Loan (b) (d) (e)...... NR        NR      8.00 to    08/31/04             8,711
                                                           12.25
     100    Fleming Packaging Corp.,
            Revolving Credit Agreement
            (b) (d) (e)................ NR        NR      4.50 to    03/31/03             1,000
                                                           8.75
   3,895    Graham Packaging Co., Term
            Loan....................... B2        B       7.56 to   10/07/11 to       3,928,441
                                                           9.75      04/07/12
   8,117    Graphic Packaging
            International Corp., Term
            Loan....................... B1        B+      7.62 to    08/08/10         8,191,349
                                                           8.14
     369    Graphic Packaging
            International Corp.,
            Revolving Credit
            Agreement.................. B1        B+      8.40 to    08/08/09           358,615
                                                           10.25

See Notes to Financial Statements                                             19

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------                STATED
(000)       BORROWER                    MOODY'S   S&P     COUPON     MATURITY*       VALUE
-----------------------------------------------------------------------------------------------
            CONTAINERS, PACKAGING & GLASS (CONTINUED)
 $ 5,000    Packaging Dynamics, Term
            Loan....................... NR        BB-      7.51%     06/09/13    $    5,006,250
   2,684    Ranpak Corp., Term Loan.... NR        NR       7.83      12/14/11         2,690,568
   5,050    Smurfit-Stone Container
            Corp., Term Loan........... Ba3       B+      7.50 to    11/01/11         5,078,736
                                                           9.50
     398    Smurfit-Stone Container
            Corp., Revolving Credit
            Agreement.................. Ba3       B+       9.75      11/01/09           387,888
   1,000    Solo Cup, Inc., Term
            Loan....................... B3        B-       9.66      03/31/12         1,010,000
   3,990    Unifrax Corp., Term Loan... B2        B        7.69      05/02/13         3,996,236
                                                                                 --------------
                                                                                     41,320,230
                                                                                 --------------
            DIVERSIFIED MANUFACTURING  1.2%
   1,616    Arnold Magnetic
            Technologies Corp., Term
            Loan....................... NR        NR     10.50 to   03/06/11 to       1,615,897
                                                           11.50     03/06/12
   2,033    Chart Industries, Inc, Term
            Loan....................... B1        B+       7.56      10/17/12         2,036,184
   3,500    Euramax International,
            Inc., Term Loan............ Caa1      B-       12.49     06/29/13         3,518,962
   9,397    Mueller Group, Inc., Term
            Loan....................... B1        BB-     7.36 to    10/03/12         9,456,110
                                                           7.87
   4,000    X-Rite, Inc., Term Loan.... B1        B+      7.60 to   06/30/12 to       4,045,000
                                                           10.35     06/30/13
                                                                                 --------------
                                                                                     20,672,153
                                                                                 --------------
            ECOLOGICAL  3.5%
  26,016    Allied Waste North America,
            Inc., Term Loan (a)........ B1        BB      6.72 to    01/15/12        25,923,174
                                                           7.27
   3,381    Duratek, Inc.,
            Term Loan.................. NR        BB      7.65 to    06/07/13         3,410,717
                                                           7.77
   7,819    Energy Solutions, LLC, Term
            Loan....................... B2        BB      7.62 to   06/07/11 to       7,887,283
                                                           7.77      06/07/13
   5,184    Environmental Systems
            Products Holdings, Term
            Loan....................... B3        NR      8.73 to   12/12/08 to       5,250,987
                                                           15.50     12/12/10
   3,448    Great Lakes Dredge & Dock
            Corp., Term Loan........... B2        CCC     7.99 to    12/22/10         3,460,513
                                                           8.62

 20                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------                STATED
(000)       BORROWER                    MOODY'S   S&P     COUPON     MATURITY*       VALUE
-----------------------------------------------------------------------------------------------
            ECOLOGICAL (CONTINUED)
 $ 2,587    LVI Services, Inc., Term
            Loan....................... NR        NR     8.25% to    11/16/11    $    2,577,299
                                                           8.37
   1,481    Safety-Kleen Corp., Term
            Loan....................... NR        NR     12.17 to    09/15/08         1,526,921
                                                           14.25
   4,600    Synagro Technologies, Inc.,
            Term Loan.................. NR        BB-     7.76 to    06/21/12         4,611,500
                                                           7.77
   5,453    Waste Services, Inc., Term
            Loan....................... B2        B-      8.59 to    03/31/11         5,487,155
                                                           10.50
     249    Waste Services, Inc.,
            Revolving Credit
            Agreement.................. B2        B-       9.37      04/29/09           245,156
   2,000    WasteQuip, Inc.,
            Term Loan.................. B3        NR       11.00     07/15/12         2,010,000
                                                                                 --------------
                                                                                     62,390,705
                                                                                 --------------
            EDUCATION & CHILD CARE  0.4%
   7,200    Education Management Corp.,
            Term Loan.................. B2        B        8.06      06/01/13         7,246,123
                                                                                 --------------

            ELECTRONICS  3.5%
   3,682    Amkor Technology, Inc.,
            Term Loan (a).............. B2        B-       9.69      10/27/10         3,812,983
   4,191    Audio Visual Services
            Corp., Term Loan........... B1        NR       8.00      05/18/11         4,212,332
     796    Blackboard, Inc., Term
            Loan....................... Ba3       B+      7.65 to    02/28/12           803,960
                                                           9.00
   2,148    DoubleClick, Inc., Term
            Loan....................... B2        B       9.13 to    07/13/12         2,177,301
                                                           9.17
     795    Eastman Kodak Co., Term
            Loan....................... Ba3       B+      7.44 to    10/18/12           795,557
                                                           7.76
   1,995    Epicor Software Corp., Term
            Loan....................... B1        B+      7.71 to    03/30/12         2,011,209
                                                           9.15
   1,000    GXS Worldwide, Inc., Term
            Loan....................... B2        B+     10.26 to    07/29/11           992,500
                                                           10.49
   4,939    ON Semiconductor Corp.,
            Term Loan.................. B3        B+       7.75      12/15/11         4,939,815

See Notes to Financial Statements                                             21

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------                STATED
(000)       BORROWER                    MOODY'S   S&P     COUPON     MATURITY*       VALUE
-----------------------------------------------------------------------------------------------
            ELECTRONICS (CONTINUED)
 $   978    Open Solutions, Inc., Term
            Loan....................... B1        B+     7.78% to   09/03/11 to  $      987,557
                                                           11.78     11/30/11
  15,860    Spectrum Brands, Inc., Term
            Loan....................... B2        B-      7.67 to    02/06/12        15,880,081
                                                           8.51
     400    Stratus Technologies, Inc.,
            Term Loan.................. B1        B-       8.50      03/29/11           401,375
  13,260    Sungard Data Systems, Inc.,
            Term Loan.................. B1        B+       7.66      02/11/13        13,334,682
      11    Sungard Data
            Systems, Inc., Revolving
            Credit Agreement........... B1        B+       9.75      08/11/11            10,539
  11,024    UGS Corp., Term Loan....... B1        B+      7.40 to    03/31/12        11,035,910
                                                           7.49
                                                                                 --------------
                                                                                     61,395,801
                                                                                 --------------
            ENTERTAINMENT & LEISURE  6.4%
   1,975    Alliance Atlantis
            Communications, Inc., Term
            Loan (a)................... Ba2       BB       7.00      12/20/11         1,973,766
   1,990    AMC Entertainment, Inc.,
            Term Loan (a).............. Ba3       B+       7.53      01/26/13         1,998,593
   4,000    Bombardier Capital, Inc.,
            Term Loan (a).............. B1        B+       8.24      06/28/13         3,997,500
   1,600    Century Theatres, Inc.,
            Term Loan.................. Ba3       B+       7.11      03/01/13         1,603,400
  10,497    Fender Musical Instruments
            Corp., Term Loan........... Caa1      B-      7.87 to   03/30/12 to      10,565,759
                                                           11.12     09/30/12
  42,064    Metro-Goldwyn-Mayer
            Studios, Inc., Term Loan... NR        NR       7.75      04/08/12        42,184,066
   1,994    Mets, LP, Term Loan........ NR        NR       7.56      07/25/10         2,016,721
     320    Movie Gallery, Inc., Term
            Loan....................... Caa1      CCC      10.50     04/27/10           312,756
   2,993    Panavision, Inc., Term
            Loan....................... B1        B       8.23 to    03/30/11         3,020,555
                                                           8.49
   7,446    Pure Fishing, Inc., Term
            Loan....................... B1        B+      8.50 to   09/30/10 to       7,469,574
                                                           11.31     03/31/11
   8,752    Regal Cinemas, Inc., Term
            Loan....................... Ba2       BB-     7.07 to    11/10/10         8,715,346
                                                           7.25

 22                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------                STATED
(000)       BORROWER                    MOODY'S   S&P     COUPON     MATURITY*       VALUE
-----------------------------------------------------------------------------------------------
            ENTERTAINMENT & LEISURE (CONTINUED)
 $ 6,358    Six Flags Theme Parks,
            Inc., Term Loan............ B1        B-     7.41% to    06/30/09    $    6,418,853
                                                           7.73
   1,018    Six Flags Theme Parks,
            Inc., Revolving Credit
            Agreement.................. B1        B-      8.10 to    06/30/08         1,005,702
                                                           8.15
   4,000    Southwest Sports Group,
            LLC, Term Loan............. NR        NR      7.80 to    12/22/10         4,002,500
                                                           8.00
   2,760    Tigers Ballpark, LLC, Term
            Loan....................... NR        NR       7.13      08/15/10         2,766,900
   8,450    True Temper Sports, Inc.,
            Term Loan.................. B2        B       3.00 to    03/15/11         8,513,162
                                                           10.25
   7,595    Universal City Development
            Partners, LP, Term Loan.... Ba3       BB-     7.19 to    06/09/11         7,606,871
                                                           7.51
                                                                                 --------------
                                                                                    114,172,024
                                                                                 --------------
            FARMING & AGRICULTURE  0.5%
     998    Nutro Products, Inc., Term
            Loan....................... B1        B        7.27      04/26/13           998,747
   6,975    Wm. Bolthouse Farms, Inc.,
            Term Loan (a).............. B3        B+      7.81 to   12/16/12 to       7,053,756
                                                           11.00     12/16/13
                                                                                 --------------
                                                                                      8,052,503
                                                                                 --------------
            FINANCE  1.9%
   3,121    DCS Business Services,
            Inc., Term Loan............ NR        NR      9.40 to   02/04/11 to       3,113,211
                                                           10.89     08/04/11
   1,772    Fidelity National
            Information Solutions,
            Inc., Term Loan............ Ba1       BB+      7.10      03/09/13         1,774,686
   2,394    iPayment, Inc., Term
            Loan....................... B2        B       7.61 to    05/10/13         2,394,000
                                                           7.75
   3,980    LPL Holdings, Inc., Term
            Loan....................... B2        B       8.13 to    06/28/13         4,027,262
                                                           8.75
   8,010    Outsourcing Solutions,
            Inc., Term Loan............ NR        NR       9.90      09/30/10         8,030,183
   7,684    Refco Finance Holdings,
            LLC, Term Loan (b) (d)..... B1        BB-     9.00 to    08/05/11         8,093,811
                                                           9.50
   7,053    Transfirst Holdings, Inc.,
            Term Loan.................. NR        NR      8.50 to   03/31/10 to       7,144,239
                                                           13.00     03/31/11
                                                                                 --------------
                                                                                     34,577,392
                                                                                 --------------

See Notes to Financial Statements                                             23

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------                STATED
(000)       BORROWER                    MOODY'S   S&P     COUPON     MATURITY*       VALUE
-----------------------------------------------------------------------------------------------
            GROCERY  1.0%
 $ 7,965    Roundy's Supermarkets,
            Inc., Term Loan............ B2        B+     8.17% to    11/03/11    $    8,047,959
                                                           8.29
   9,975    Supervalu, Inc.,
            Term Loan.................. NR        NR       7.06      06/02/12         9,952,836
                                                                                 --------------
                                                                                     18,000,795
                                                                                 --------------
            HEALTH & BEAUTY  2.5%
  13,987    Bare Escentuals Beauty,
            Inc., Term Loan (a)........ B3        CCC     8.19 to   02/18/12 to      14,092,963
                                                           12.43     02/18/13
   7,497    CEI Holdings, Inc., Term
            Loan....................... NR        NR      8.88 to   12/03/10 to       7,515,746
                                                           13.31     12/03/11
   9,999    Marietta Intermediate
            Holding Corp., Term Loan... NR        NR      8.69 to   12/17/10 to       9,777,089
                                                           13.50     12/17/11
  12,863    Prestige Brands Holdings,
            Inc., Term Loan............ B1        B+      7.23 to    04/06/11        12,905,827
                                                           9.50
                                                                                 --------------
                                                                                     44,291,625
                                                                                 --------------
            HEALTHCARE  4.7%
     798    AmeriPath, Inc., Term Loan
            (a)........................ B1        BB-      7.39      10/31/12           797,900
   3,249    AMN Healthcare Services,
            Inc., Term Loan............ Ba2       BB-      7.50      11/02/11         3,263,663
   1,824    Angiotech Pharmaceuticals,
            Inc., Term Loan............ Ba3       BB-     6.93 to    03/23/13         1,802,254
                                                           7.00
   7,184    Capella Healthcare, Inc.,
            Term Loan.................. B3        CCC     8.24 to   11/30/12 to       7,225,890
                                                           11.24     11/30/13
   2,420    Center for Diagnostic
            Imaging (CDI), Term Loan... B2        B        9.00      12/31/10         2,238,334
  11,856    Community Health Systems,
            Inc., Term Loan............ Ba3       BB-      6.97      08/19/11        11,872,496
   4,849    Concentra Operating Corp.,
            Term Loan.................. B1        B+       7.50      09/30/11         4,862,204
     798    CRC Health Corp., Term
            Loan....................... B1        B        7.75      02/06/13           797,002
     988    Diagnostic Imaging Group,
            LLC, Term Loan............. B2        B+      8.38 to    05/04/12           950,469
                                                           10.75
   5,988    FHC Health Systems, Inc.,
            Term Loan.................. B2        B      11.23 to    12/18/09         6,197,432
                                                           13.23

 24                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------                STATED
(000)       BORROWER                    MOODY'S   S&P     COUPON     MATURITY*       VALUE
-----------------------------------------------------------------------------------------------
            HEALTHCARE (CONTINUED)
 $   723    Genoa Healthcare Group,
            LLC, Term Loan............. B2        B      8.61% to    08/10/12    $      731,221
                                                           10.50
     399    Golden Gate National Senior
            Care, LLC, Term Loan....... B1        B+      7.96 to    03/14/11           401,494
                                                           8.25
   1,938    Harlan Sprague Dawley,
            Inc., Term Loan............ B2        B+      8.00 to    12/19/11         1,949,609
                                                           9.75
  29,107    LifePoint Hospitals, Inc.,
            Term Loan.................. Ba3       BB       7.13      04/15/12        29,024,524
     388    Matria Healthcare, Inc.,
            Term Loan.................. B1        BB-     7.44 to   01/19/07 to         386,655
                                                           7.75      01/19/12
   4,870    Multiplan Inc., Term
            Loan....................... B2        B+       7.50      04/12/13         4,851,591
   2,800    National Renal Institutes,
            Inc., Term Loan............ NR        NR      7.42 to    03/31/13         2,800,000
                                                           7.53
   2,360    Sterigenics International,
            Inc., Term Loan............ B2        B+      8.33 to    06/14/11         2,366,289
                                                           10.25
     400    US Oncology, Inc., Term
            Loan....................... Ba3       B+       7.94      08/20/11           401,875
                                                                                 --------------
                                                                                     82,920,902
                                                                                 --------------
            HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE
            CONSUMER PRODUCTS  1.1%
   1,995    Formica Corp., Term Loan... B2        B       8.17 to    03/15/13         2,001,234
                                                           8.50
   3,683    Hunter Fan Co., Term Loan.. B1        B        7.76      03/24/12         3,678,729
   7,400    National Bedding Co., Term
            Loan....................... B3        B+       10.49     08/31/12         7,534,125
   3,596    Quality Home Brands
            Holdings, LLC, Term Loan... B2        B       7.96 to   12/20/12 to       3,626,417
                                                           11.94     06/20/13
   3,092    Sealy Mattress Co., Term
            Loan....................... Ba3       BB-     6.98 to    04/06/12         3,097,654
                                                           8.75
                                                                                 --------------
                                                                                     19,938,159
                                                                                 --------------
            HOTELS, MOTELS, INNS & GAMING  7.1%
   9,600    Greektown Casino, LLC, Term
            Loan....................... B1        B        8.00      12/03/12         9,648,000
   4,888    Green Valley Ranch Gaming,
            LLC, Term Loan............. NR        NR       7.25      12/17/11         4,894,173

See Notes to Financial Statements                                             25

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------                STATED
(000)       BORROWER                    MOODY'S   S&P     COUPON     MATURITY*       VALUE
-----------------------------------------------------------------------------------------------
            HOTELS, MOTELS, INNS & GAMING (CONTINUED)
 $ 3,753    Herbst Gaming, Inc., Term
            Loan....................... B1        B+     7.11% to    01/31/11    $    3,759,536
                                                           7.50
   3,215    Interstate Operating Co.,
            LP, Term Loan.............. B2        B        9.94      01/14/08         3,247,382
   5,271    Kuilima Resort Co., Term
            Loan....................... NR        NR       11.90     09/30/11         4,967,638
   1,000    MGM Mirage, Term Loan...... NR        NR      6.28 to    04/25/10           998,125
                                                           8.75
  13,705    MGM Mirage, Revolving
            Credit Agreement........... NR        NR      6.28 to    04/25/10        13,331,311
                                                           8.75
     400    Pinnacle Entertainment,
            Term Loan.................. B1        BB-      7.40      12/14/11           401,312
  47,078    Planet Hollywood
            International, Inc., Term
            Loan....................... B3        B-      8.51 to    08/31/10        45,582,770
                                                           8.99
     125    Planet Hollywood
            International, Inc., Term
            Loan (f)................... B3        B-      8.51 to    08/31/10           121,436
                                                           8.99
   4,824    Resorts International Hotel
            & Casino, Inc., Term
            Loan....................... Caa1      CCC-     16.50     04/26/13         5,024,084
      92    Resorts International Hotel
            & Casino, Inc., Revolving
            Credit Agreement........... Caa1      CCC-    8.25 to    04/26/10            91,213
                                                           8.37
   1,995    Scientific Games Corp.,
            Term Loan.................. Ba2       BB       6.65      12/23/09         1,996,871
     502    Scientific Games Corp.,
            Revolving Credit
            Agreement.................. Ba2       BB      7.15 to    12/23/09           499,490
                                                           9.00
   4,800    Venetian Casino Resorts,
            LLC, Term Loan............. Ba3       BB-      7.25      06/15/11         4,800,374
   2,890    Venetian Casino Resorts,
            LLC, Revolving Credit
            Agreement.................. Ba3       BB-     7.09 to    02/22/10         2,832,513
                                                           7.25
   2,133    Venetian Macau, Ltd., Term
            Loan....................... B1        BB-      8.20     05/26/12 to       2,143,334
                                                                     05/26/13
   2,000    Wembley, Inc., Term Loan... B1        B+       6.99     08/23/11 to       2,000,625
                                                                     07/18/12

 26                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------                STATED
(000)       BORROWER                    MOODY'S   S&P     COUPON     MATURITY*       VALUE
-----------------------------------------------------------------------------------------------
            HOTELS, MOTELS, INNS & GAMING (CONTINUED)
 $16,938    Wynn Las Vegas, LLC, Term
            Loan....................... B2        B+       7.55%     12/14/11    $   16,969,258
   2,053    Yonkers Racing Corp., Term
            Loan....................... NR        NR       8.89      08/12/11         2,070,509
                                                                                 --------------
                                                                                    125,379,954
                                                                                 --------------
            INSURANCE  1.9%
   2,788    American Wholesale
            Insurance Group, Inc., Term
            Loan....................... NR        B       8.40 to   10/27/11 to       2,794,970
                                                           12.75     04/27/12
   5,984    ARG Holdings, LLC, Term
            Loan....................... B2        NR      8.50 to   11/30/11 to       6,035,950
                                                           12.75     11/30/12
   2,000    Audatex North America,
            Inc., Term Loan (a)........ B1        B+       7.75      04/13/13         2,010,000
   2,560    CCC Information Services
            Group, Inc., Term Loan..... NR        NR       8.00      02/10/13         2,573,332
   3,027    Conseco, Inc., Term Loan... Ba3       BB-      7.12      06/22/10         3,033,932
   2,394    Hilb, Rogal & Hobbs Co.,
            Term Loan.................. Ba2       BB       7.00      04/26/13         2,395,994
   2,466    Mitchell International,
            Inc., Term Loan............ B1        B+       7.50      08/15/11         2,475,541
   7,342    USI Holdings Corp., Term
            Loan....................... B1        NR       7.75      03/24/11         7,396,825
   4,622    Vertafore, Inc., Term
            Loan....................... NR        NR      7.73 to   01/31/12 to       4,681,110
                                                           11.23     01/31/13
                                                                                 --------------
                                                                                     33,397,654
                                                                                 --------------
            MACHINERY  1.0%
   4,200    Alliance Laundry Holdings,
            LLC, Term Loan (a)......... B1        B       7.60 to    01/27/12         4,217,065
                                                           9.50
   2,078    Douglas Dynamics, LLC, Term
            Loan....................... B1        BB-      7.25      12/16/10         2,083,527
   1,200    Gleason Corp.,
            Term Loan.................. NR        NR       7.81      06/30/13         1,207,126
   8,145    Goodman Global Holdings,
            Inc., Term Loan............ B1        B+       6.94      12/23/11         8,136,012
   2,444    United Rentals (North
            America), Inc., Term
            Loan....................... B2        BB-      7.40      02/14/11         2,450,732
                                                                                 --------------
                                                                                     18,094,462
                                                                                 --------------

See Notes to Financial Statements                                             27

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------                STATED
(000)       BORROWER                    MOODY'S   S&P     COUPON     MATURITY*       VALUE
-----------------------------------------------------------------------------------------------
            MEDICAL PRODUCTS & SERVICES  1.9%
 $ 1,592    Accellent, Inc., Term Loan
            (a)........................ B2        BB-      7.23%     11/22/12    $    1,590,341
   2,594    AGA Medical Corp., Term
            Loan....................... B2        B+       7.38      04/28/13         2,597,554
     998    Conmed Corp.,
            Term Loan.................. Ba2       BB-     7.14 to    04/12/13         1,001,241
                                                           9.00
  19,955    DaVita, Inc., Term Loan.... B1        BB-     7.11 to    10/05/12        20,019,459
                                                           7.69
   1,197    DJ Orthopedics, LLC, Term
            Loan....................... Ba3       BB-     6.94 to    04/07/13         1,192,511
                                                           7.06
   5,985    Fresenius Medical Care
            Holdings, Inc., Term
            Loan....................... NR        BB+     6.78 to    03/31/13         5,939,700
                                                           6.87
     827    Kinetics Concepts, Inc.,
            Term Loan.................. Ba3       BB       7.25      08/11/10           831,962
                                                                                 --------------
                                                                                     33,172,768
                                                                                 --------------
            MINING, STEEL, IRON & NON-PRECIOUS METALS  0.5%
   3,311    New Enterprise Stone & Lime
            Co., Inc., Term Loan....... NR        NR      7.72 to    07/30/10         3,327,309
                                                           9.50
   3,606    Novelis, Inc., Term Loan... Ba2       BB-     6.88 to    01/07/12         3,631,238
                                                           7.38
   2,078    Techs Industries, Inc.,
            Term Loan.................. NR        NR       9.50      01/14/10         2,080,827
                                                                                 --------------
                                                                                      9,039,374
                                                                                 --------------
            NATURAL RESOURCES  1.3%
   2,800    CDX Funding, LLC, Term
            Loan....................... NR        NR       10.75     03/31/13         2,842,000
     397    Cheniere LNG Holdings, LLC,
            Term Loan.................. NR        BB       8.25      08/30/12           400,598
   1,592    Key Energy Services Group,
            Inc., Term Loan............ NR        NR      8.40 to    06/30/12         1,599,629
                                                           8.90
   1,938    SemCrude, LP, Term Loan.... Ba3       NR      7.58 to    03/16/11         1,946,180
                                                           9.00
  16,249    Targa Resources, Inc., Term
            Loan....................... Ba3       B+      7.23 to   10/31/07 to      16,274,223
                                                           7.75      10/31/12
                                                                                 --------------
                                                                                     23,062,630
                                                                                 --------------

 28                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------                STATED
(000)       BORROWER                    MOODY'S   S&P     COUPON     MATURITY*       VALUE
-----------------------------------------------------------------------------------------------
            NON-DURABLE CONSUMER PRODUCTS  1.2%
 $ 8,792    Aearo Technologies, Inc.,
            Term Loan (a).............. B2        CCC    7.96% to   03/24/13 to  $    8,922,982
                                                           11.96     09/24/13
   3,096    Amscan Holdings, Inc., Term
            Loan (a)................... B1        B+      8.19 to    12/23/12         3,106,319
                                                           8.30
   2,993    Easton-Bell Sports, Inc.,
            Term Loan.................. B1        B+      6.81 to    03/16/12         2,997,488
                                                           6.94
   1,816    JohnsonDiversey, Inc., Term
            Loan....................... B1        B        7.63      12/16/11         1,829,567
   1,188    Mega Bloks, Inc. (Canada),
            Term Loan.................. Ba3       BB-     6.94 to    07/26/12         1,187,629
                                                           7.25
   1,800    Targus Group International,
            Inc., Term Loan............ B3        CCC      12.80     05/22/13         1,743,750
   1,995    UCG Paper Crafts, Inc.,
            Term Loan.................. NR        NR       8.65      02/17/13         1,999,988
                                                                                 --------------
                                                                                     21,787,723
                                                                                 --------------
            PAPER & FOREST PRODUCTS  3.3%
  45,174    Georgia-Pacific Corp., Term
            Loan....................... Ba2       BB-     7.30 to   12/20/12 to      45,261,901
                                                           8.30      12/20/13
     774    NewPage Corp., Term Loan... B1        B        8.50      05/02/11           779,921
   5,204    White Birch Paper, Co.
            (Canada), Term Loan........ B2        B+       8.75      04/06/12         5,277,417
   7,354    Xerium Technologies, Inc.,
            Term Loan.................. B1        B+       7.75      05/18/12         7,331,345
                                                                                 --------------
                                                                                     58,650,584
                                                                                 --------------
            PERSONAL & MISCELLANEOUS SERVICES  2.6%
   8,417    Affinion Group, Inc., Term
            Loan (a)................... B1        B+      7.92 to    10/17/12         8,466,679
                                                           8.12
   1,692    Alderwoods Group, Inc.,
            Term Loan (a).............. Ba3       BB      7.37 to    09/29/09         1,694,171
                                                           7.40
     245    Alderwoods Group, Inc.,
            Revolving Credit Agreement
            (a)........................ Ba3       BB       10.00     09/29/08           241,960
   6,786    Coinmach Laundry Corp.,
            Term Loan.................. B2        B       7.69 to    12/19/12         6,842,831
                                                           7.88
   8,480    Educate Operating Co., LLC,
            Term Loan.................. B1        NR       8.50      03/31/12         8,522,208

See Notes to Financial Statements                                             29

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------                STATED
(000)       BORROWER                    MOODY'S   S&P     COUPON     MATURITY*       VALUE
-----------------------------------------------------------------------------------------------
            PERSONAL & MISCELLANEOUS SERVICES (CONTINUED)
 $ 5,823    Hertz Corp., Term Loan..... Ba2       BB     7.41% to    12/21/12    $    5,858,151
                                                           7.69
   4,145    Iron Mountain, Inc., Term
            Loan....................... Ba3       BB-     7.00 to    04/02/11         4,157,131
                                                           7.13
   1,206    Omniflight Helicopters,
            Inc., Term Loan............ NR        NR     12.25 to   09/30/11 to       1,208,765
                                                           12.75     09/30/12
   3,849    Sedgwick Claims Management
            Services, Inc., Term
            Loan....................... B1        B+      7.43 to    01/31/13         3,843,313
                                                           7.50
   6,098    WeightWatchers.com, Term
            Loan....................... B1        B+      7.62 to   12/16/10 to       6,138,295
                                                           10.36     06/16/11
                                                                                 --------------
                                                                                     46,973,504
                                                                                 --------------
            PHARMACEUTICALS  1.1%
   2,220    Bradley Pharmaceuticals,
            Inc., Term Loan............ NR        NR      9.18 to    11/14/10         2,244,975
                                                           11.25
  18,005    Warner Chilcott Holding,
            Co., Term Loan............. B2        B       7.61 to    01/18/12        18,047,707
                                                           8.00
                                                                                 --------------
                                                                                     20,292,682
                                                                                 --------------
            PRINTING & PUBLISHING  5.8%
   7,262    Adams Outdoor Advertising,
            LP, Term Loan (a).......... B1        B+      6.96 to    10/18/12         7,278,202
                                                           7.27
   2,685    ALM Media Holdings, Inc.,
            Term Loan.................. B3        B-       8.00      03/05/10         2,683,572
   3,300    American Media Operations,
            Inc., Term Loan (a)........ B1        B        8.12      01/31/13         3,330,112
   2,543    American Reprographics Co.,
            Term Loan (a).............. Ba3       BB-     7.14 to    06/18/09         2,546,246
                                                           9.00
   1,170    Ascend Media Holdings, LLC,
            Term Loan.................. NR        NR      8.62 to    01/31/12         1,136,362
                                                           9.00
   5,438    Canon Communications, LLC,
            Term Loan.................. B3        B       8.50 to    05/31/11         5,451,466
                                                           8.62
   2,399    Caribe Information
            Investment, Inc., Term
            Loan....................... B1        B       7.42 to    03/31/13         2,401,999
                                                           7.46

 30                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------                STATED
(000)       BORROWER                    MOODY'S   S&P     COUPON     MATURITY*       VALUE
-----------------------------------------------------------------------------------------------
            PRINTING & PUBLISHING (CONTINUED)
 $ 9,825    Cygnus Business Media,
            Inc., Term Loan............ B3        CCC     10.01%     07/13/09    $    9,775,875
   9,423    Day International Group,
            Inc., Term Loan............ B1        B       8.12 to   12/05/12 to       9,549,199
                                                           12.87     12/05/13
   3,950    FSC Acquisition, LLC, Term
            Loan....................... B2        B       7.42 to    08/01/12         3,953,623
                                                           7.60
   3,600    GateHouse Media, Inc., Term
            Loan....................... B1        BB-      7.39      12/06/13         3,596,627
   8,412    Haights Cross
            Communications, LLC, Term
            Loan....................... B3        B-      8.67 to    08/20/08         8,493,426
                                                           9.67
   2,442    MC Communications, LLC,
            Term Loan.................. NR        NR       7.44      12/31/10         2,456,223
     668    MediaNews Group, Inc., Term
            Loan....................... Ba3       BB-     6.65 to    12/30/10           667,387
                                                           8.50
   8,203    Merrill Communications,
            LLC, Term Loan............. B1        B+      7.65 to    05/15/11         8,245,073
                                                           7.75
   1,891    Network Communications,
            Inc., Term Loan............ Ba3       B+      7.28 to    11/30/12         1,899,952
                                                           8.12
   7,454    New Publications, Inc.,
            Term Loan.................. NR        B       8.16 to    02/05/13         7,485,322
                                                           12.76
   6,732    Primedia, Inc., Term
            Loan....................... NR        NR       7.88      09/30/13         6,647,009
     542    Primedia, Inc., Revolving
            Credit Agreement........... NR        NR       7.88      06/30/08           521,324
  11,203    R.H. Donnelley, Inc., Term
            Loan....................... Ba3       BB      6.46 to   12/31/09 to      11,131,645
                                                           7.01      06/30/11
   1,473    SGS International, Inc.,
            Term Loan.................. B1        B+      7.64 to    12/30/11         1,478,122
                                                           8.12
   1,870    Source Media, Inc., Term
            Loan....................... B1        NR       7.68      11/08/11         1,873,956
   1,000    Thomas Nelson Publishers,
            Inc., Term Loan............ B1        B       7.61 to    06/12/12         1,005,625
                                                           7.75
                                                                                 --------------
                                                                                    103,608,347
                                                                                 --------------

See Notes to Financial Statements                                             31

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------                STATED
(000)       BORROWER                    MOODY'S   S&P     COUPON     MATURITY*       VALUE
-----------------------------------------------------------------------------------------------
            RESTAURANTS & FOOD SERVICE  2.1%
 $ 3,663    Arby's, LLC, Term Loan
            (a)........................ B1        B+     7.74% to    07/25/12    $    3,665,034
                                                           7.75
   5,359    Burger King Corp., Term
            Loan....................... Ba2       B+       7.00      06/30/12         5,345,911
   5,299    Carrols Corp., Term Loan... B1        B+       8.00      12/31/10         5,335,918
   5,010    CBRL Group, Inc., Term
            Loan....................... Ba2       BB       6.63      04/27/13         4,986,421
   2,776    Denny's Corp., Term Loan... B2        B       8.19 to   09/30/09 to       2,800,744
                                                           10.75     09/30/10
     552    Landry's Restaurants, Inc.,
            Term Loan.................. Ba2       BB-      6.86      12/28/10           552,472
   4,833    NPC International, Inc.,
            Term Loan.................. B1        B+      6.88 to    05/03/13         4,804,638
                                                           9.00
   6,000    Quizno's, LLC, Term Loan... Caa1      B       7.75 to   05/05/13 to       6,012,251
                                                           11.25     11/05/13
   2,998    Sagittarius Restaurants,
            LLC, Term Loan............. B1        B        7.75      03/29/13         2,993,753
                                                                                 --------------
                                                                                     36,497,142
                                                                                 --------------
            RETAIL--OFFICE PRODUCTS  0.1%
   2,369
            Buhrmann US, Inc., Term
            Loan (a)................... Ba3       BB-                                 2,374,754
                                                          6.88 to    12/23/10    --------------
                                                           7.15

            RETAIL--OIL & GAS  0.4%
   1,791    The Pantry, Inc., Term
            Loan....................... Ba3       BB       7.15      01/02/12         1,794,919
   5,460    Travelcenters of America,
            Inc., Term Loan............ B1        BB      6.86 to    12/01/11         5,464,809
                                                           7.25
                                                                                 --------------
                                                                                      7,259,728
                                                                                 --------------
            RETAIL--SPECIALTY  0.9%
  11,893    Nebraska Book Co., Inc.,
            Term Loan.................. B2        B-       7.74      03/04/11        11,952,538
   4,243    Visant Holding Corp., Term
            Loan....................... B1        B+       7.07      10/04/11         4,269,021
                                                                                 --------------
                                                                                     16,221,559
                                                                                 --------------
            RETAIL--STORES  0.8%
  12,342    Neiman Marcus Group, Inc.,
            Term Loan.................. B1        B+       7.77      04/06/13        12,456,452
     798    Pep Boys--Manny, Moe &
            Jack, Term Loan............ Ba2       B+       8.21      01/27/11           804,484
                                                                                 --------------
                                                                                     13,260,936
                                                                                 --------------

 32                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------                STATED
(000)       BORROWER                    MOODY'S   S&P     COUPON     MATURITY*       VALUE
-----------------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--EQUIPMENT & SERVICES  0.2%
 $ 4,000
            Level 3 Communications,
            Inc., Term Loan............ B3        B-                             $    4,006,668
                                                         4.25% to    12/01/11    --------------
                                                           9.65
            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS  1.8%
     400    Alaska Communications
            Systems Group, Inc., Term
            Loan (a)................... B1        B+       7.25      02/01/12           400,000
   2,777    Cincinnati Bell, Inc., Term
            Loan....................... Ba3       B+      6.66 to    08/31/12         2,770,067
                                                           6.93
  11,200    Fairpoint Communications,
            Inc., Term Loan............ B1        BB-      7.25      02/08/12        11,151,000
   3,892    Hawaiian Telecom, Inc.,
            Term Loan.................. B1        B        7.75     04/30/12 to       3,911,927
                                                                     10/31/12
   6,579    Orius Corp., LLC, Term Loan
            (b) (c) (e)................ NR        NR       12.00    01/23/09 to       1,376,353
                                                                     01/23/10
   2,375    Orius Corp., LLC, Revolving
            Credit Agreement (b) (c)
            (e)........................ NR        NR      4.00 to    01/31/06         2,042,647
                                                           10.75
   6,865    Qwest Corp., Term Loan..... Ba3       BB       12.00     06/30/07         6,987,954
     766    Sorenson Communications,
            Inc., Term Loan............ NR        NR       8.11      11/15/12           769,773
   2,000    Windstream Corp., Term
            Loan....................... Ba2       BBB-     7.26      07/17/13         2,008,928
                                                                                 --------------
                                                                                     31,418,649
                                                                                 --------------
            TELECOMMUNICATIONS--LONG DISTANCE  0.1%
   2,388
            Time Warner Telecom, Inc.,
            Term Loan.................. B1        B                                   2,405,910
                                                          7.82 to    11/30/12    --------------
                                                           8.00

            TELECOMMUNICATIONS--WIRELESS  0.8%
   8,708    Centennial Cellular, Inc.,
            Term Loan.................. B1        B       7.23 to    02/09/11         8,749,541
                                                           7.75
   6,200    Cricket Communications,
            Inc., Term Loan............ B2        B        8.25      06/16/13         6,253,091
                                                                                 --------------
                                                                                     15,002,632
                                                                                 --------------
            TEXTILES & LEATHER  0.2%
   4,118    Propex Fabrics, Inc., Term
            Loan....................... B1        BB-      7.76      07/31/12         4,123,022
                                                                                 --------------

See Notes to Financial Statements                                             33

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------                STATED
(000)       BORROWER                    MOODY'S   S&P     COUPON     MATURITY*       VALUE
-----------------------------------------------------------------------------------------------
            TRANSPORTATION--CARGO  0.4%
 $ 2,773    Jacobson Acquisition Co.,
            Term Loan.................. NR        NR     10.00% to  04/07/09 to  $    2,779,941
                                                           10.75     04/07/11
     796    Kenan Advantage Group,
            Inc., Term Loan............ NR        NR       8.50      12/16/11           800,975
     941    Pacer International, Inc.,
            Term Loan.................. Ba3       BB      6.81 to    06/10/10           938,824
                                                           8.75
   2,177    Quality Distribution, Inc.,
            Term Loan.................. B2        B-      8.39 to    11/13/09         2,188,205
                                                           8.40
     340    Quality Distribution, Inc.,
            Revolving Credit
            Agreement.................. B2        B-      8.85 to    11/13/08           338,300
                                                           10.75
                                                                                 --------------
                                                                                      7,046,245
                                                                                 --------------
            TRANSPORTATION--PERSONAL  0.5%
     934    Neoplan USA Corp.,
            Revolving Credit Agreement
            (c) (d) (j) (k)............ NR        NR       8.54      06/30/06           873,056
   4,000    United Airlines, Inc., Term
            Loan....................... B1        B+      8.63 to    02/01/12         4,050,416
                                                           9.19
   3,200    US Airways Group, Inc.,
            Term Loan.................. B2        B        9.00      03/31/11         3,221,200
                                                                                 --------------
                                                                                      8,144,672
                                                                                 --------------
            TRANSPORTATION--RAIL MANUFACTURING  0.6%
   9,225    Helm Holding, Corp., Term
            Loan....................... NR        NR      7.66 to   07/08/11 to       9,299,041
                                                           11.66     07/08/12
   1,333    Standard Steel, LLC, Term
            Loan....................... B2        B+       8.09      06/30/12         1,343,333
                                                                                 --------------
                                                                                     10,642,374
                                                                                 --------------
            UTILITIES  1.2%
     800    Astoria Generating Co.,
            LLC, Term Loan (a)......... B3        B        9.20      08/23/13           811,700
  11,982    NRG Energy, Inc., Term
            Loan....................... Ba2       BB-      7.23      02/01/13        12,030,061
   4,200    Primary Energy Operating,
            LLC, Term Loan............. NR        NR       7.98      08/24/09         4,213,999
   1,734    Reliant Energy Resources
            Corp., Term Loan........... B2        B        7.78      04/30/10         1,736,613

 34                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------                STATED
(000)       BORROWER                    MOODY'S   S&P     COUPON     MATURITY*       VALUE
-----------------------------------------------------------------------------------------------
            UTILITIES (CONTINUED)
 $ 1,071    Reliant Energy Resources
            Corp., Revolving Credit
            Agreement.................. B2        NR     8.28% to    12/22/09    $    1,055,600
                                                           10.13
   1,910    Thermal North America,
            Inc., Term Loan............ Ba3       BB-      7.25      10/12/13         1,907,397
                                                                                 --------------
                                                                                     21,755,370
                                                                                 --------------

TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  112.8%............................   2,006,850,487
                                                                                 --------------

DESCRIPTION                                                                         VALUE
----------------------------------------------------------------------------------------------
NOTES  1.5%
Boise Cascade, LLC ($2,800,000 par, 8.38% coupon, maturing 10/15/12) (g).....        2,814,000
Builders FirstSource, Inc. ($6,300,000 par, 9.42% coupon, maturing 02/15/12)
  (g)........................................................................        6,426,000
Compression Polymers Corp. ($2,300,000 par, 12.39% coupon, maturing 07/01/12)
  (g)........................................................................        2,357,500
Del Laboratories, Inc. ($3,600,000 par, 10.15% coupon, maturing 11/01/11)
  (g)........................................................................        3,744,000
Qwest Corp. ($3,500,000 par, 8.58% coupon, maturing 06/15/13) (g)............        3,762,500
Rogers Wireless Communications, Inc. ($6,000,000 par, 8.45% coupon, maturing
  12/15/10) (Canada) (g).....................................................        6,180,000
Verso Paper Holdings, LLC ($1,500,000 par, 9.24% coupon, maturing 08/01/14)
  (g) (l) (m)................................................................        1,500,000
                                                                                --------------

TOTAL NOTES..................................................................       26,784,000
                                                                                --------------

EQUITIES  1.0%
Aladdin Gaming Holdings, LLC (8.63% ownership interest, Acquisition date
  09/03/04, Cost $240,062) (h) (i)...........................................           66,847
DecorateToday.com (198,600 common shares, Acquisition date 12/31/98, Cost
  $3,505,909) (c) (h) (i)....................................................                0
Environmental Systems Products Holdings, Inc. (2,183 common shares,
  Acquisition date 06/22/04, Cost $0) (h) (i)................................           55,972
IDT Corp. (22,898 common shares) (h).........................................          306,375
London Clubs International (Warrants for 141,981 common shares, Acquisition
  date 10/15/04, Cost $260,910) (h) (i)......................................          255,938
London Fog Industries, Inc. (515,922 common shares) (c) (h)..................                0
Neoplan USA Corp. (2,262 preferred shares, Acquisition date 09/04/03, Cost
  $1,074,522) (c) (h) (i) (k)................................................                0
Neoplan USA Corp. (8,517 common shares, Acquisition date 09/04/03, Cost $85)
  (c) (h) (i) (k)............................................................                0
Orius Corp. (1,211,236 common shares, Acquisition date 02/03/03, Cost $0) (b)
  (c) (h) (i)................................................................                0

See Notes to Financial Statements                                             35

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

DESCRIPTION                                                                         VALUE
----------------------------------------------------------------------------------------------
EQUITIES (CONTINUED)
Planet Hollywood International, Inc. (Warrants for 95,324 common shares,
  Acquisition date 09/03/04, Cost $0) (h) (i)................................   $            0
RailWorks Corp. (Warrants for 1,037 common shares, Acquisition date 07/28/05,
  Cost $2,560,327) (h) (i)...................................................                0
Rotech Medical Corp. (94,289 common shares, Acquisition date 06/12/02, Cost
  $377,156) (h) (i)..........................................................                0
Safelite Glass Corp. (724,479 common shares, Acquisition date 10/20/00, Cost
  $3,912,187) (c) (h) (i)....................................................                0
Safelite Realty (48,903 common shares, Acquisition date 10/20/00, Cost $0)
  (c) (h) (i)................................................................                0
Trans World Entertainment Corp. (2,982,699 on shares, Acquisition date
  03/03/98, Cost $60,310,984) (c) (h) (i)....................................       16,553,979
                                                                                --------------

TOTAL EQUITIES 1.0%..........................................................       17,239,111
                                                                                --------------

TOTAL LONG-TERM INVESTMENTS  115.3%
  (Cost $2,141,576,856)......................................................    2,050,873,598
                                                                                --------------

SHORT-TERM INVESTMENTS  2.7%
REPURCHASE AGREEMENT  1.6%
State Street Bank & Trust Corp. ($29,000,000 par, collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of 5.12.%
  dated 07/31/06, to be sold on 08/01/06 at $29,004,124) (a).................       29,000,000

TIME DEPOSIT  1.1%
State Street Bank & Trust Corp. ($20,251,305 par, 4.05% coupon, dated
  07/31/06, to be sold on 08/01/06 at $20,253,583) (a).......................       20,251,305
                                                                                --------------

TOTAL SHORT-TERM INVESTMENTS  2.7%
  (Cost $49,251,305).........................................................       49,251,305
                                                                                --------------

TOTAL INVESTMENTS  118.0%
  (Cost $2,190,828,161)......................................................    2,100,124,903

BORROWINGS  (11.0%)..........................................................     (195,000,000)
LIABILITIES IN EXCESS OF OTHER ASSETS  (7.0%)................................     (125,433,268)
                                                                                --------------

NET ASSETS  100.0%...........................................................   $1,779,691,635
                                                                                ==============

NR--Not rated

+ Bank Loans rated below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade. Bank loan ratings are unaudited.

     Industry percentages are calculated as a percentage of net assets.

(a) All or a portion of this security is designated in connection with unfunded loan commitments.

 36                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

(b)  This borrower has filed for protection in federal bankruptcy court.

(c)  Affiliated company. (See Notes to Financial Statements.)

(d)  This Senior Loan interest is non-income producing.

(e)  This borrower is currently in liquidation.

(f)  Payment-in-kind security.

(g) Variable rate security. Interest rate shown is that in effect at July 31, 2006.

(h) Non-income producing security as this stock or warrant currently does not declare dividends.

(i) Restricted security. Securities were acquired through the restructuring of senior loans. These securities are restricted as they are not allowed to be deposited via the Depository Trust Company. If at a later point in time, the company wishes to register, the issuer will bear the costs associated with registration. The aggregate value of restricted securities represents 1.0% of the net assets of the Fund.

(j) The borrower is in the process of restructuring or amending the terms of this loan.

(k) Subsequent to July 31, 2006, this borrower has filed for protection in federal bankruptcy court.

(l) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(m)  Security purchased on a when-issued or delayed delivery basis.

* Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. Although the Fund is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

See Notes to Financial Statements                                             37

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
July 31, 2006

ASSETS:
Investments in Unaffiliated Securities (Cost
 $2,067,299,729)............................................  $ 2,065,575,371
Investments in Affiliated Securities (Cost $123,528,432)....       34,549,532
                                                              ---------------
   Total Investments (Cost $2,190,828,161)..................    2,100,124,903
Receivables:
 Interest and Fees..........................................       13,923,877
 Fund Shares Sold...........................................        3,722,320
 Investments Sold...........................................        3,605,500
Other.......................................................           48,272
                                                              ---------------
   Total Assets.............................................    2,121,424,872
                                                              ---------------
LIABILITIES:
Payables:
 Borrowings.................................................      195,000,000
 Investments Purchased......................................      135,146,562
 Income Distributions.......................................        1,976,256
 Fund Shares Repurchased....................................        1,865,734
 Investment Advisory Fee....................................        1,362,635
 Distributor and Affiliates.................................          804,121
 Administrative Fee.........................................          396,834
Unfunded Commitments........................................        2,009,751
Accrued Expenses............................................        1,726,712
Trustees' Deferred Compensation and Retirement Plans........        1,238,740
Accrued Interest Expense....................................          205,892
                                                              ---------------
   Total Liabilities........................................      341,733,237
                                                              ---------------
NET ASSETS..................................................  $ 1,779,691,635
                                                              ===============
NET ASSETS CONSIST OF:
Capital.....................................................  $ 2,962,496,820
Accumulated Undistributed Net Investment Income.............        1,719,850
Net Unrealized Depreciation.................................      (92,713,009)
Accumulated Net Realized Loss...............................   (1,091,812,026)
                                                              ---------------
NET ASSETS..................................................  $ 1,779,691,635
                                                              ===============
NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
 Class A Shares:
   Net asset value per share (Based on net assets of
   $90,951,279 and 10,111,364 shares of beneficial interest
   issued and outstanding)..................................  $          8.99
   Maximum sales charge (3.25%* of offering price)..........             0.30
                                                              ---------------
   Maximum offering price to public.........................  $          9.29
                                                              ===============
 Class B Shares:
   Net asset value and offering price per share (Based on
   net assets of $17,758,583 and 1,974,589 shares of
   beneficial interest issued and outstanding)..............  $          8.99
                                                              ===============
 Class C Shares:
   Net asset value and offering price per share (Based on
   net assets of $72,458,738 and 8,057,053 shares of
   beneficial interest issued and outstanding)..............  $          8.99
                                                              ===============
 Class IB Shares:
   Net asset value and offering price per share (Based on
   net assets of $1,307,241,724 and 145,167,785 shares of
   beneficial interest issued and outstanding)..............  $          9.01
                                                              ===============
 Class IC Shares:
   Net asset value and offering price per share (Based on
   net assets of $291,281,311 and 32,355,398 shares of
   beneficial interest issued and outstanding)..............  $          9.00
                                                              ===============

*   On sales of $100,000 or more, the sales charge will be reduced.

 38                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended July 31, 2006

INVESTMENT INCOME:
Interest from Unaffiliated Securities.......................  $144,086,436
Interest from Affiliated Securities.........................     2,222,881
Other.......................................................     2,919,081
                                                              ------------
    Total Income............................................   149,228,398
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................    17,347,357
Administrative Fee..........................................     5,067,381
Shareholder Services........................................     1,770,836
Distribution and Service Fees (Attributed to Classes A, B, C
  and IC of $180,981, $138,556, $688,790 and $563,753,
  respectively).............................................     1,572,080
Legal.......................................................     1,010,037
Custody.....................................................       556,840
Trustees' Fees and Related Expenses.........................       138,783
Other.......................................................     2,408,407
                                                              ------------
    Total Operating Expenses................................    29,871,721
    Service Fee Reimbursement...............................       951,571
    Less Credits Earned on Cash Balances....................        87,117
                                                              ------------
    Net Operating Expenses..................................    28,833,033
    Interest Expense........................................     1,977,238
    Total Expense...........................................    30,810,271
                                                              ------------
NET INVESTMENT INCOME.......................................  $118,418,127
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss on Unaffiliated Securities................  $ (6,154,095)
Net Realized Gain on Affiliated Securities..................     1,173,840
                                                              ------------
                                                                (4,980,255)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (68,354,134)
                                                              ------------
  End of the Period:
    Investments.............................................   (90,703,258)
    Unfunded Commitments....................................    (2,009,751)
                                                              ------------
                                                               (92,713,009)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (24,358,875)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(29,339,130)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 89,078,997
                                                              ============

See Notes to Financial Statements                                             39

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                               FOR THE          FOR THE
                                                              YEAR ENDED       YEAR ENDED
                                                            JULY 31, 2006    JULY 31, 2005
                                                            -------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.....................................  $  118,418,127   $   88,510,259
Net Realized Loss.........................................      (4,980,255)     (15,723,278)
Net Unrealized Appreciation/Depreciation During the
  Period..................................................     (24,358,875)      32,662,107
                                                            --------------   --------------
Change in Net Assets from Operations......................      89,078,997      105,449,088
                                                            --------------   --------------

Distributions from Net Investment Income:
  Class A Shares..........................................      (4,106,348)        (640,250)
  Class B Shares..........................................        (689,736)        (109,825)
  Class C Shares..........................................      (3,401,184)        (511,679)
  Class IB Shares.........................................     (83,511,213)     (64,404,166)
  Class IC Shares.........................................     (20,911,291)     (15,299,318)
                                                            --------------   --------------
Total Distributions.......................................    (112,619,772)     (80,965,238)
                                                            --------------   --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.......     (23,540,775)      24,483,850
                                                            --------------   --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.................................     115,282,367      563,529,321
Net Asset Value of Shares Issued Through Dividend
  Reinvestment............................................      59,986,676       42,159,249
Cost of Shares Repurchased................................    (557,406,980)    (479,983,896)
                                                            --------------   --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS........    (382,137,937)     125,704,674
                                                            --------------   --------------
TOTAL INCREASE/DECREASE IN NET ASSETS.....................    (405,678,712)     150,188,524
NET ASSETS:
Beginning of the Period...................................   2,185,370,347    2,035,181,823
                                                            --------------   --------------
End of the Period (Including accumulated undistributed net
  investment income of $1,719,850 and ($1,209,028),
  respectively)...........................................  $1,779,691,635   $2,185,370,347
                                                            ==============   ==============

 40                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL STATEMENTS continued

Statement of Cash Flows
For the Year Ended July 31, 2006

CHANGE IN NET ASSETS FROM OPERATIONS........................  $  89,078,997
                                                              -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Provided by Operating Activities:
  Decrease in Investments at Value..........................    227,493,696
  Increase in Interest and Fees Receivables.................     (2,630,248)
  Decrease in Receivable for Investments Sold...............     12,259,887
  Increase in Other Assets..................................         (2,419)
  Decrease in Investment Advisory Fee Payable...............       (281,188)
  Increase in Payable for Investments Purchased.............     95,948,243
  Decrease in Administrative Fee Payable....................        (85,209)
  Change in Unfunded Commitments............................          2,353
  Increase in Distributor and Affiliates Payable............         59,155
  Increase in Accrued Expenses..............................        510,907
  Increase in Trustees' Deferred Compensation and Retirement
    Plans...................................................        108,853
                                                              -------------
    Total Adjustments.......................................    333,384,030
                                                              -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................    422,463,027
                                                              -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................    113,280,515
Change in Bank Borrowings...................................     72,000,000
Change in Accrued Interest Expense..........................         66,527
Payments on Shares Repurchased..............................   (555,543,136)
Cash Distributions Paid.....................................    (52,268,036)
                                                              -------------
    Net Cash Used for Financing Activities..................   (422,464,130)
                                                              -------------
NET DECREASE IN CASH........................................         (1,103)
Cash at Beginning of the Period.............................          1,103
                                                              -------------
CASH AT THE END OF THE PERIOD...............................  $         -0-
                                                              =============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash Paid During the Year for Interest......................  $   1,910,711
                                                              =============

See Notes to Financial Statements                                             41

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                          FEBRUARY 18, 2005
                                                                          (COMMENCEMENT OF
                                                             YEAR ENDED    OPERATIONS) TO
CLASS A SHARES                                                JULY 31,        JULY 31,
                                                                2006            2005
                                                             ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $   9.10        $   9.12
                                                              --------        --------
  Net Investment Income (a).................................       .54             .18
  Net Realized and Unrealized Loss..........................      (.15)           (.04)
                                                              --------        --------
Total from Investment Operations............................       .39             .14
Less Distributions from Net Investment Income...............       .50             .16
                                                              --------        --------
NET ASSET VALUE, END OF THE PERIOD..........................  $   8.99        $   9.10
                                                              ========        ========

Total Return (b)............................................     4.39%           1.75%**
Net Assets at End of the Period (In millions)...............  $   91.0        $   54.0
Ratios to Average Net Assets excluding Borrowings:*
  Operating Expense.........................................     1.39%           1.42%
  Interest Expense..........................................      .10%            .04%
  Total Net Expense.........................................     1.49%           1.46%
  Net Investment Income.....................................     5.95%           4.44%
Portfolio Turnover (c)......................................       84%             90%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratios to Average Net Assets excluding Borrowings:
  Operating Expense.........................................     1.64%           1.67%
  Interest Expense..........................................     0.10%            .04%
  Total Gross Expense.......................................     1.74%           1.71%
  Net Investment Income.....................................     5.70%           4.19%

SENIOR INDEBTEDNESS:
  Total Borrowing Outstanding (In thousands)................  $195,000        $123,000
  Asset Coverage Per $1,000 Unit of Senior Indebtedness
    (d).....................................................    10,127          18,767

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or early withdrawal charge. On purchases of $1 million or more, an early withdrawal charge of 1% may be imposed on certain repurchases by the Fund made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined distribution and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.

(c) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d) Calculated by subtracting the Fund's total liabilities (not including the Borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

 42                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                          FEBRUARY 18, 2005
                                                                          (COMMENCEMENT OF
                                                             YEAR ENDED    OPERATIONS) TO
CLASS B SHARES                                                JULY 31,        JULY 31,
                                                                2006            2005
                                                             ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $   9.10        $   9.12
                                                              --------        --------
  Net Investment Income (a).................................       .47             .14
  Net Realized and Unrealized Loss..........................      (.14)           (.03)
                                                              --------        --------
Total from Investment Operations............................       .33             .11
Less Distributions from Net Investment Income...............       .44             .13
                                                              --------        --------
NET ASSET VALUE, END OF THE PERIOD..........................  $   8.99        $   9.10
                                                              ========        ========

Total Return (b)............................................     3.63%           1.41%**
Net Assets at End of the Period (In millions)...............  $   17.8        $   10.8
Ratios to Average Net Assets excluding Borrowings:*
  Operating Expense.........................................     2.14%           2.18%
  Interest Expense..........................................      .10%            .04%
  Total Net Expense.........................................     2.24%           2.22%
  Net Investment Income.....................................     5.24%           3.73%
Portfolio Turnover (c)......................................       84%             90%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratios to Average Net Assets excluding Borrowings:
  Operating Expense.........................................     2.39%           2.43%
  Interest Expense..........................................      .10%            .04%
  Total Gross Expense.......................................     2.49%           2.47%
  Net Investment Income.....................................     4.99%           3.48%

SENIOR INDEBTEDNESS:
  Total Borrowing Outstanding (In thousands)................  $195,000        $123,000
  Asset Coverage Per $1,000 Unit of Senior Indebtedness
    (d).....................................................    10,127          18,767

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 3%, charged on certain repurchases by the Fund made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined distribution and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.

(c) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d) Calculated by subtracting the Fund's total liabilities (not including the Borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Notes to Financial Statements                                             43

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                          FEBRUARY 18, 2005
                                                                          (COMMENCEMENT OF
                                                             YEAR ENDED    OPERATIONS) TO
CLASS C SHARES                                                JULY 31,        JULY 31,
                                                                2006            2005
                                                             ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $   9.10        $   9.12
                                                              --------        --------
  Net Investment Income (a).................................       .47             .14
  Net Realized and Unrealized Loss..........................      (.14)           (.03)
                                                              --------        --------
Total from Investment Operations............................       .33             .11
Less Distributions from Net Investment Income...............       .44             .13
                                                              --------        --------
NET ASSET VALUE, END OF THE PERIOD..........................  $   8.99        $   9.10
                                                              ========        ========

Total Return (b)............................................     3.63%           1.41%**
Net Assets at End of the Period (In millions)...............  $   72.5        $   55.7
Ratios to Average Net Assets excluding Borrowings:*
  Operating Expense.........................................     2.14%           2.17%
  Interest Expense..........................................      .10%            .04%
  Total Net Expense.........................................     2.24%           2.21%
  Net Investment Income.....................................     5.19%           3.66%
Portfolio Turnover (c)......................................       84%             90%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratios to Average Net Assets excluding Borrowings:
  Operating Expense.........................................     2.39%           2.42%
  Interest Expense..........................................      .10%            .04%
  Total Gross Expense.......................................     2.49%           2.46%
  Net Investment Income.....................................     4.94%           3.41%

SENIOR INDEBTEDNESS:
  Total Borrowing Outstanding (In thousands)................  $195,000        $123,000
  Asset Coverage Per $1,000 Unit of Senior Indebtedness
    (d).....................................................    10,127          18,767

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 1%, charged on certain repurchases by the Fund made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined distribution and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.

(c) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d) Calculated by subtracting the Fund's total liabilities (not including the Borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

 44                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        YEAR ENDED JULY 31,
CLASS IB SHARES                       --------------------------------------------------------
                                        2006        2005        2004        2003        2002
                                      --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................  $   9.11    $   9.00    $   8.29    $   8.09    $   8.61
                                      --------    --------    --------    --------    --------
  Net Investment Income (a).........       .54         .37         .30         .33         .41
  Net Realized and Unrealized
    Loss............................      (.14)        .08         .68         .19        (.55)
                                      --------    --------    --------    --------    --------
Total from Investment Operations....       .40         .45         .98         .52        (.14)
                                      --------    --------    --------    --------    --------
Less:
  Distributions from Net Investment
    Income..........................       .50         .34         .25         .29         .38
  Return of Capital Distributions...       -0-         -0-         .02         .03         -0-
                                      --------    --------    --------    --------    --------
Total Distributions.................       .50         .34         .27         .32         .38
                                      --------    --------    --------    --------    --------
NET ASSET VALUE, END OF THE
  PERIOD............................  $   9.01    $   9.11    $   9.00    $   8.29    $   8.09
                                      ========    ========    ========    ========    ========

Total Return (b)....................     4.38%       5.18%      12.03%       6.58%      -1.61%
Net Assets at End of the Period (In
  millions).........................  $1,307.2    $1,639.0    $1,703.1    $1,876.1    $2,558.7
Ratios to Average Net Assets
  excluding Borrowings:
  Operating Expense.................     1.39%       1.38%       1.48%       1.54%       1.43%
  Interest Expense..................      .10%        .04%       0.00%(e)    0.00%(e)      N/A
  Total Net Expense.................     1.49%       1.42%       1.48%       1.54%       1.43%
  Net Investment Income.............     5.87%       4.09%       3.44%       4.21%       4.85%
Portfolio Turnover (c)..............       84%         90%         94%         49%         36%

SENIOR INDEBTEDNESS:
  Total Borrowing Outstanding (In
    thousands)......................  $195,000    $123,000        0.00        0.00        0.00
  Asset Coverage Per $1,000 Unit of
    Senior Indebtedness (d).........    10,127      18,767         N/A         N/A         N/A

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 3%, charged on repurchases by the Fund made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or repurchases by the Fund of Fund shares. The early withdrawal charge was terminated effective February 18, 2005.

(c) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d) Calculated by subtracting the Fund's total liabilities (not including the Borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(e) Amount is less than 0.01%

N/A=Not Applicable

See Notes to Financial Statements                                             45

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                              JUNE 13, 2003
                                                  YEAR ENDED JULY 31,        (COMMENCEMENT OF
CLASS IC SHARES                               ----------------------------    OPERATIONS) TO
                                                2006       2005      2004     JULY 31, 2003
                                              -----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....  $   9.11   $   9.00   $ 8.29        $ 8.16
                                              --------   --------   ------        ------
  Net Investment Income (a).................       .54        .37      .28           .04
  Net Realized and Unrealized Gain/Loss.....      (.15)       .07      .69           .12
                                              --------   --------   ------        ------
Total from Investment Operations............       .39        .44      .97           .16
                                              --------   --------   ------        ------
Less:
  Distributions from Net Investment
    Income..................................       .50        .33      .24           .03
  Return of Capital Distributions...........       -0-        -0-      .02           -0-
                                              --------   --------   ------        ------
Total Distributions.........................       .50        .33      .26           .03
                                              --------   --------   ------        ------
NET ASSET VALUE, END OF THE PERIOD..........  $   9.00   $   9.11   $ 9.00        $ 8.29
                                              ========   ========   ======        ======

Total Return (b)............................     4.50%      4.98%   11.86%         2.02%**
Net Assets at End of the Period (In
  millions).................................  $  291.3   $  426.0   $332.0        $246.1
Ratios to Average Net Assets excluding
  Borrowings:*
  Operating Expense.........................     1.39%      1.44%    1.62%         1.56%
  Interest Expense..........................      .10%      0.04%    0.00%(e)       0.00%(e)
  Total Net Expense.........................     1.49%      1.48%    1.62%         1.56%
  Net Investment Income.....................     5.85%      4.07%    3.26%         3.89%
Portfolio Turnover (c)......................       84%        90%      94%           49%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratios to Average Net Assets excluding Borrowings:
  Operating Expense.........................     1.54%      1.52%      N/A           N/A
  Interest Expense..........................      .10%      0.04%      N/A           N/A
  Total Gross Expense.......................     1.64%      1.56%      N/A           N/A
  Net Investment Income.....................     5.70%      3.99%      N/A           N/A

SENIOR INDEBTEDNESS:
  Total Borrowing Outstanding (In
    thousands)..............................  $195,000   $123,000     0.00          0.00
  Asset Coverage Per $1,000 Unit of Senior
    Indebtedness (d)........................    10,127     18,767      N/A           N/A

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 1%, charged on repurchases by the Fund made within one year of purchase. If the sales charge was included, total returns would be lower. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or repurchases by the Fund of Fund shares. The early withdrawal charge was terminated effective February 18, 2005.

(c) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d) Calculated by subtracting the Fund's total liabilities (not including the Borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(e) Amount is less than 0.01%

N/A=Not Applicable

 46                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2006

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Senior Loan Fund (the "Fund") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund invests primarily in adjustable rate Senior Loans. Senior Loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships, or other entities. These borrowers operate in a variety of industries and geographic regions. The Fund commenced investment operations on October 4, 1989. The Fund continuously offers Class A Shares, Class B Shares and Class C Shares. Class IB Shares and Class IC Shares are not continuously offered. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Fund's Senior Loans and notes are valued by the Fund following valuation guidelines established and periodically reviewed by the Fund's Board of Trustees. Under the valuation guidelines, Senior Loans and notes for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, Senior Loans and notes are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees. Other Senior Loans and notes are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Asset Management (the "Adviser") by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until the next interest rate redetermination and the maturity of such Senior Loans. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loans in the Fund's portfolio. The fair value of Senior Loans are reviewed and approved by the Fund's Valuation Committee and Board of Trustees.

    Equity securities are valued on the basis of prices furnished by pricing services or at fair value as determined in good faith by the Adviser under the direction of the Board of Trustees.

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment. The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2006 continued

price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At July 31, 2006, the Fund had $1,500,00 of when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Facility fees on senior loans purchased are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable senior loan, note or other fixed-income security.

    Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are earned as compensation for agreeing to changes in loan agreements. Income, expenses and realized and unrealized gains or losses are allocated on a pro-rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 2006, the Fund had an accumulated capital loss carryforward for tax purposes of $1,049,335,119, which will expire according to the following schedule.

AMOUNT                                                         EXPIRATION
$ 25,341,287................................................  July 31, 2007
  28,927,103................................................  July 31, 2008
  90,868,001................................................  July 31, 2009
 445,144,583................................................  July 31, 2010
 215,755,020................................................  July 31, 2011
 153,257,861................................................  July 31, 2012
  68,141,145................................................  July 31, 2013
  21,900,119................................................  July 31, 2014

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2006 continued

    At July 31, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $2,215,143,002
                                                              ==============
Gross tax unrealized appreciation...........................     (17,020,834)
Gross tax unrealized depreciation...........................     (97,997,265)
                                                              --------------
Net tax unrealized depreciation on investments..............  $ (115,018,099)
                                                              ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended July 31, 2006 and 2005 were as follows:

                                                                  2006           2005
Distributions paid from:
  Ordinary income...........................................  $112,254,712    $80,556,679
  Long-term capital gain....................................           -0-            -0-
                                                              ------------    -----------
                                                              $112,254,712    $80,556,679
                                                              ============    ===========

    Due to inherent differences in the recognition of income, expenses, and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2006 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent difference relating to the portion of capital loss carryforward expiring in the current year totaling $230,325 was reclassified from accumulated net realized loss to capital. Also, a permanent difference of $2,869,644 relating to book to tax amortization differences were reclassified from accumulated undistributed net investment income to accumulated net realized loss. Lastly, a permanent book and tax basis difference relating to currency gains totaling $167 was reclassified from accumulated net realized loss to accumulated undistributed net investment income.

    As of July 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $5,015,308

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses related to wash sale transactions and post October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

F. CREDITS EARNED ON CASH BALANCES During the year ended July 31, 2006, the Fund's custody fee was reduced by $87,117 as a result of credits earned on cash balances.

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2006 continued

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .900%
Next $1.0 billion...........................................     .850%
Next $1.0 billion...........................................     .825%
Next $500 million...........................................     .800%
Over $3.0 billion...........................................     .775%

    In addition, the Fund will pay a monthly administrative fee to Van Kampen Funds Inc., the Fund's Administrator, at an annual rate of .25% of the average daily net assets of the Fund. The administrative services provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Fund's portfolio and providing certain services to the holders of the Fund's securities.

    For the year ended July 31, 2006, the Fund recognized expenses of approximately $535,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a Trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended July 31, 2006, the Fund recognized expenses of approximately $230,600 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended July 31, 2006, the Fund recognized expenses of approximately $1,509,100 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and Trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or Trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its Trustees who are not officers of Van Kampen. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each Trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is $2,500.

    For the year ended July 31, 2006, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $45,500 and contingent

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2006 continued

deferred sales charge (CDSC) on redeemed shares of approximately $168,500. Sales charges do not represent expenses of the Fund.

    During the period, the Fund owned shares of the following affiliated companies. Affiliated companies are defined by the Investment Company Act of 1940, as amended, as those companies in which a Fund holds 5% or more of the outstanding voting securities.

                                                    INTEREST/       MARKET
                                        PAR/         DIVIDEND        VALUE
NAME                                   SHARES*        INCOME        7/31/06          COST
DecorateToday.com--Common Shares...      198,600    $        0    $         0    $  3,505,909
London Fog Industries, Inc.--
  Common Shares....................      515,922             0              0      33,576,536
Neoplan USA Corp.--Revolver........  $   933,750    $   82,020        873,056         933,750
Neoplan USA Corp.--Common Shares...        8,517             0              0              85
Neoplan USA Corp.--Preferred
  Shares...........................        2,262             0              0       1,074,522
Orius Corp.--Term Loan.............  $ 6,579,313       638,858      1,376,353       3,962,329
Orius Corp.--Revolver..............  $ 2,375,171       193,534      2,042,647       2,375,171
Orius Corp.--Common Shares.........    1,211,236             0              0               0
Safelite Glass Corp.--Term Loan....  $13,876,959     1,308,469     13,703,497      13,876,959
Safelite Glass Corp.--Common
  Shares...........................      724,479             0              0       3,912,187
Safelite Realty--Common Shares.....       48,903             0              0               0
Trans World Entertainment Corp.--
  Common Shares....................    2,982,699             0     16,553,979      60,310,984
                                                    ----------    -----------    ------------
                                                    $2,222,881    $34,549,532    $123,528,432
                                                    ==========    ===========    ============

*   Shares were acquired through the restructuring of senior loan interests.

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2006 continued

    Affiliate transactions during the year ended July 31, 2006 were as follows:

                        PAR/SHARES                                  PAR/SHARES      REALIZED
                           AS OF         GROSS          GROSS          AS OF          GAIN/
NAME                      7/31/05      ADDITIONS     REDUCTIONS       7/31/06        (LOSS)
Chart Industries, Term
  Loan**..............  $ 5,285,257    $4,400,000    $(7,652,250)   $ 2,033,007    $  (783,948)
Chart Industries,
  Common Shares**.....      280,454             0       (280,454)             0     12,200,819
Imperial Home Decor
  Group, Inc., Term
  Loan................  $ 4,893,497             0    $(4,893,497)             0     (4,445,929)
Imperial Home Decor
  Group, Inc., Common
  Shares..............    1,816,143             0     (1,816,143)             0     (1,843,162)
Orius Corp.,
  Term Loan...........  $ 6,481,269    $   98,044              0    $ 6,579,313              0
Orius Corp., LLC,
  Revolver............  $ 4,330,904             0    $(1,955,733)   $ 2,375,171              0
Safelite Glass Corp.,
  Term Loan...........  $16,441,720             0    $(2,564,761)   $13,876,959          3,181
Trans World
  Entertainment Corp.,
  Common Shares.......    3,288,962             0       (306,263)     2,982,699     (3,957,121)
                                                                                   -----------
                                                                                   $ 1,173,840
                                                                                   ===========

** Due to transactions during the year, the issue is no longer an affiliated security.

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2006 continued

3. CAPITAL TRANSACTIONS

For the years ended July 31, 2006 and 2005, transactions were as follows:

                                            FOR THE                         FOR THE
                                           YEAR ENDED                      YEAR ENDED
                                         JULY 31, 2006                   JULY 31, 2005
                                  ----------------------------    ----------------------------
                                    SHARES           VALUE          SHARES           VALUE
Sales:
  Class A.......................    6,742,273    $  60,997,257      6,457,801    $  58,942,482
  Class B.......................    1,080,970        9,778,004      1,272,717       11,617,443
  Class C.......................    3,980,684       36,028,686      6,219,523       56,760,288
  Class IB......................      521,304        4,723,809     29,709,650      270,363,646
  Class IC......................      414,647        3,754,611     18,287,687      165,845,462
                                  -----------    -------------    -----------    -------------
Total Sales.....................   12,739,878    $ 115,282,367     61,947,378    $ 563,529,321
                                  ===========    =============    ===========    =============
Dividend Reinvestment:
  Class A.......................      263,133    $   2,380,078         39,840    $     362,784
  Class B.......................       45,840          414,650          6,754           61,502
  Class C.......................      174,345        1,577,151         26,118          237,778
  Class IB......................    5,101,091       46,209,105      3,810,505       34,609,287
  Class IC......................    1,038,754        9,405,692        757,994        6,887,898
                                  -----------    -------------    -----------    -------------
Total Dividend Reinvestment.....    6,623,163    $  59,986,676      4,641,211    $  42,159,249
                                  ===========    =============    ===========    =============
Repurchases:
  Class A.......................   (2,823,718)   $ (25,525,490)      (567,965)   $  (5,178,140)
  Class B.......................     (334,884)      (3,026,298)       (96,808)        (883,120)
  Class C.......................   (2,216,956)     (20,010,345)      (126,661)      (1,154,058)
  Class IB......................  (40,369,751)    (365,337,480)   (42,836,274)    (389,295,735)
  Class IC......................  (15,875,976)    (143,507,367)    (9,172,693)     (83,472,843)
                                  -----------    -------------    -----------    -------------
Total Repurchases...............  (61,621,285)   $(557,406,980)   (52,800,401)   $(479,983,896)
                                  ===========    =============    ===========    =============

4. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $1,712,763,818 and $1,913,822,121, respectively.

5. REPURCHASE OF SHARES

The Fund adopted the following fundamental policies in relation to its repurchase offers, which cannot be changed without the approval of the holders of a majority of the Fund's outstanding shares: the Fund has a policy of making periodic repurchase offers ("Repurchase Offers") for the Fund's common shares pursuant to Rule 23c-3(b) of the Investment Company Act of 1940, as amended (the "1940 Act"); Repurchase Offers have been made at quarterly intervals.

    On June 23, 2006, the shareholders of the Fund approved an amendment to the Fund's fundamental policy regarding the Fund's offer to repurchase its shares to allow the Fund to repurchase its shares on a monthly basis. In addition, on June 7, 2006, the Fund obtained exemptive relief from the Securities and Exchange Commission to enable the Fund to conduct

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2006 continued

monthly repurchase offers, subject to certain conditions. The Fund expects to begin conducting monthly offers to repurchase its outstanding shares commencing in October 2006.

    The Repurchase Offers will continue to be for between 5% and 25% of the Fund's outstanding shares; however, whereas the Fund's present intent for quarterly offers was 15%, the Fund's present intent for monthly offers is 5% (although the initial one or more monthly repurchase offers may be for more than 5%, provided, however, the aggregate percentage of common shares subject to repurchase in any 3-month period will not exceed 25%). The repurchase request deadline will be the third Friday of each calendar month (or the preceding business day if such third Friday is not a business day). To accommodate doing monthly Repurchase Offers, the Fund will have shorter notice periods before each offer and shorter payment periods after each offer. During the year ended July 31, 2006, the Fund made four Repurchase offers pursuant to Rule 23c-3(b) as follows: During the Repurchase Offer period ended October 21, 2005 (the Request Deadline), the Fund offered to repurchase up to 15% of the aggregate of its outstanding shares and the total amount tendered in such Repurchase Offer amounted to 16,604,499 shares or 6.8% of the Fund's outstanding shares. During the Repurchase Offer period ended January 20, 2006 (the Request Deadline), the Fund offered to repurchase up to 15% of the aggregate of its outstanding shares and the total amount tendered in such Repurchase Offer amounted to 15,457,719 shares or 6.7% of the Fund's outstanding shares. During the Repurchase Offer period ended April 21, 2006 (the Request Deadline), the Fund offered to repurchase up to 15% of the aggregate of its outstanding shares and the total amount tendered in such Repurchase Offer amounted to 14,903,271 shares or 6.8% of the Fund's outstanding shares. During the Repurchase Offer period ended July 21, 2006 (the Request Deadline), the Fund offered to repurchase up to 15% of the aggregate of its outstanding shares and the total amount tendered in such Repurchase Offer amounted to 14,655,798 shares or 6.9% of the Fund's outstanding shares.

6. COMMITMENTS

Pursuant to the terms of certain of the Senior Loan agreements, the Fund had unfunded loan commitments of approximately $118,293,322 as of July 31, 2006. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities, and liquid senior loans as a reserve. The unrealized depreciation on these commitments of $2,009,751 as of July 31, 2006 is reported as "Unfunded Commitments" on the Statement of Assets and Liabilities.

7. BORROWINGS

The Fund entered into a revolving credit and security agreement dated November 13, 2003 for an aggregate of $300,000,000, which was terminated on July 14, 2006. The proceeds of any borrowing by the Fund under this revolving credit agreement was used for temporary liquidity purposes and funding of shareholder repurchases.

    On June 23, 2006, the shareholders of the Fund approved the amendment of the Fund's fundamental policy regarding the Fund's use of financial leverage to allow the Fund to use leverage to the maximum extent allowable under the Investment Company Act of 1940, as amended. As of July 14, 2006, the Fund entered into an Amended and Restated Revolving Credit and Security Agreement (which in effect replaces the Fund's existing Revolving Credit and Security Agreement dated November 13, 2003 as described above).

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2006 continued

    Under the Amended and Restated Revolving Credit and Security Agreement, the Fund may borrow up to $700 million and the purposes of any advances under the amended facility include financing the repurchases of shares and/or borrowing for investment purposes. This revolving credit agreement is secured by the assets of the Fund.

    Annual commitment fees of .13% were charged on the unused portion of both credit lines. For the year ended July 31, 2006, the Fund recognized commitment fee expenses of approximately $596,100. For the year ended July 31, 2006, when in use, the average daily balance of borrowings under the Revolving Credit and Security Agreement dated November 13, 2003 was $88,514,970 with a weighted average interest rate of 4.31%. For the year ended July 31, 2006, when in use, the average daily balance of borrowings under the Amended and Restated Revolving Credit and Security Agreement dated July 14, 2006, was $125,000,000 with a weighted average interest rate of 5.39%.

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Fund invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

    At July 31, 2006, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

                                                              PRINCIPAL
                                                               AMOUNT      VALUE
                                                                (000)      (000)
SELLING PARTICIPANT
General Electric............................................   $5,000      $4,978
                                                               ------      ------

9. DISTRIBUTION AND SERVICE PLAN

Shares of the Fund are distributed by Van Kampen Funds, Inc. ("the Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares and in so doing has agreed to comply with rule 12b-1 under the 1940 Act, as amended, as if the Fund were an open-end investment company. The Fund also has adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares, Class C Shares and Class IC Shares. There is no Distribution Plan or Service Plan for the Class IB Shares and no Distribution Plan for the Class IC Shares. All service fees under the Service Plan applicable to Class A Shares, Class B Shares, Class C Shares and Class IC Shares are currently being waived. For the year ended July 31, 2006, the Distributor waived service fees of $951,571. This waiver is voluntary in nature and can be discontinued at any time. Under the Distribution Plan and Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its Shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2006 continued

    Under the Distribution Plan and Service Plan, the Fund may spend up to a total of 0.25%, 1.00%, 1.00%, and 0.15% (0.25% maximum) per year of the average daily net assets of Class A Shares, Class B Shares, Class C Shares, and Class IC Shares, respectively. Due to voluntary fee waivers by the Distributor, the aggregate distribution and service fees are currently 0.00%, 0.75%, 0.75%, and 0.00% per year of the average daily net assets for Class A Shares, Class B Shares, Class C Shares, and Class IC Shares, respectively. Annual fees under the Distribution Plan and Service Plan are accrued daily. The net annual fees for Class B and Class C Shares are paid monthly to the Distributor. The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $222,400 and $149,300 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan. To the extent the unreimbursed receivable has been fully recovered, any excess fees will be refunded to the Fund on a quarterly basis.

10. LITIGATION

On September 28, 2001 and October 11, 2001, separate complaints were filed in the United States District Court for the Northern District of Illinois each by a shareholder of the Fund against the Fund, the Adviser, Van Kampen Funds Inc. and certain directors and officers of the Fund. The respective complaints, framed as class actions, alleged misstatements and omissions in the Fund's registration statements in violation of the federal securities laws. The separate complaints were consolidated on or about December 15, 2001, and the class was certified on or about August 26, 2002. The consolidated action was entitled Abrams et al. v. Van Kampen Funds, Inc., et al., No. 01 C 7538 (N.D. Ill., Hart J.). On June 3, 2005, the Court preliminarily approved a pretrial settlement of this class action in the amount of $31,500,000. A fairness hearing on the settlement was held on November 16, 2005. Under the terms of the proposed settlement, the Fund is not responsible for the settlement amount. On January 20, 2006, the Court approved a settlement and the cause of action was dismissed with prejudice.

11. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12. NEW ACCOUNTING PRONOUNCEMENT

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The impact to the Fund's financial statements, if any, is currently being assessed.

VAN KAMPEN SENIOR LOAN FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Van Kampen Senior Loan Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Senior Loan Fund (the "Fund"), including the portfolio of investments, as of July 31, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the Fund's custodian, brokers, and selling or agent banks; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Senior Loan Fund as of July 31, 2006, the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
September 14, 2006

VAN KAMPEN SENIOR LOAN FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

PHILLIP G. GOFF
Chief Financial Officer and Treasurer

HOWARD TIFFEN
Vice President

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
111 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.
 58

VAN KAMPEN SENIOR LOAN FUND

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of the Shareholders of the Fund was held on June 23, 2006, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by common shareholders of the Fund:

                                                                    # OF SHARES
                                                          --------------------------------
                                                           IN FAVOR              WITHHELD
------------------------------------------------------------------------------------------
Jerry D. Choate.........................................  141,865,279            3,790,407
Linda Hutton Heagy......................................  141,949,061            3,706,626
R. Craig Kennedy........................................  141,857,415            3,798,271
Jack E. Nelson..........................................  141,876,981            3,778,706
Suzanne H. Woolsey......................................  141,897,847            3,757,840

The other trustees of the Fund whose terms did not expire in 2006 are David C. Arch, Rod Dammeyer, Howard J Kerr, Hugo F. Sonnenschein, and Wayne W. Whalen.

With regard to an amendment to the Fund's fundamental investment restriction to allow the fund the use of financial leverage, a meeting was held on June 23, 2006, and the results of the votes from the common shareholders is as follows:

                                                            # OF SHARES
                                       ------------------------------------------------------
                                       AFFIRMATIVE             AGAINST             ABSTAINING
                                       ------------------------------------------------------
                                       97,796,567             6,215,033            5,544,001

With regard to an amendment to the Fund's fundamental investment restriction to allow the fund to repurchase its shares on a monthly basis, a meeting was held on June 23, 2006, and the results of the votes from the common shareholders is as follows:

                                                          # OF SHARES
                                     ------------------------------------------------------
                                     AFFIRMATIVE             AGAINST             ABSTAINING
                                     ------------------------------------------------------
                                     101,433,271            3,340,522            4,781,807

VAN KAMPEN SENIOR LOAN FUND

TRUSTEES AND OFFICERS INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees of the Fund generally serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (61)            Trustee      Trustee     Chairman and Chief             68       Trustee/Director/Managing
Blistex Inc.                               since 1988  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

Jerry D. Choate (67)          Trustee      Trustee     Prior to January 1999,         68       Trustee/Director/Managing
33971 Selva Road                           since 2006  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN SENIOR LOAN FUND
TRUSTEES AND OFfiCERS INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (65)             Trustee      Trustee     President of CAC, L.L.C.,      68       Trustee/Director/Managing
CAC, L.L.C.                                since 1988  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Quidel
San Diego, CA 92122-6223                               advisory services. Prior                Corporation, Stericycle,
                                                       to February 2001, Vice                  Inc., Ventana Medical
                                                       Chairman and Director of                Systems, Inc., and GATX
                                                       Anixter International,                  Corporation and Trustee
                                                       Inc., a global                          of The Scripps Research
                                                       distributor of wire,                    Institute. Prior to
                                                       cable and communications                January 2005, Trustee of
                                                       connectivity products.                  the University of Chicago
                                                       Prior to July 2000,                     Hospitals and Health
                                                       Managing Partner of                     Systems. Prior to April
                                                       Equity Group Corporate                  2004, Director of
                                                       Investment (EGI), a                     TheraSense, Inc. Prior to
                                                       company that makes                      January 2004, Director of
                                                       private investments in                  TeleTech Holdings Inc.
                                                       other companies.                        and Arris Group, Inc.
                                                                                               Prior to May 2002,
                                                                                               Director of Peregrine
                                                                                               Systems Inc. Prior to
                                                                                               February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).


VAN KAMPEN SENIOR LOAN FUND
TRUSTEES AND OFfiCERS INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (58)       Trustee      Trustee     Managing Partner of            68       Trustee/Director/Managing
Heidrick & Struggles                       since 2006  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1990, Executive Vice
                                                       President of The Exchange
                                                       National Bank.

R. Craig Kennedy (54)         Trustee      Trustee     Director and President of      68       Trustee/Director/Managing
1744 R Street, NW                          since 2006  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (70)            Trustee      Trustee     Prior to 1998, President       68       Trustee/Director/Managing
14 Huron Trace                             since 1992  and Chief Executive                     General Partner of funds
Galena, IL 61036                                       Officer of Pocklington                  in the Fund Complex.
                                                       Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN SENIOR LOAN FUND
TRUSTEES AND OFfiCERS INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE


Jack E. Nelson (70)           Trustee      Trustee     President of Nelson            68       Trustee/Director/Managing
423 Country Club Drive                     since 2006  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (65)     Trustee      Trustee     President Emeritus and         68       Trustee/Director/Managing
1126 E. 59th Street                        since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           68       Trustee/Director/Managing
(64)                                       since 2006  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN SENIOR LOAN FUND

TRUSTEES AND OFFICERS INFORMATION continued

INTERESTED TRUSTEE:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (67)         Trustee      Trustee     Partner in the law firm        68       Trustee/Director/Managing
333 West Wacker Drive                      since 1988  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the                 Director of the Abraham
                                                       Fund Complex.                           Lincoln Presidential
                                                                                               Library Foundation.

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN SENIOR LOAN FUND

TRUSTEES AND OFFICERS INFORMATION continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Ronald E. Robison (67)        President and            Officer     President of funds in the Fund Complex since September 2005
1221 Avenue of the Americas   Principal Executive      since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10020            Officer                              since May 2003. Managing Director of Van Kampen Advisors
                                                                   Inc. since June 2003. Director of Investor Services since
                                                                   September 2002. Director of the Adviser, Van Kampen
                                                                   Investments and Van Kampen Exchange Corp. since January
                                                                   2005. Managing Director of Morgan Stanley and Morgan
                                                                   Stanley & Co. Incorporated. Managing Director and Director
                                                                   of Morgan Stanley Investment Management Inc. Chief
                                                                   Administrative Officer, Managing Director and Director of
                                                                   Morgan Stanley Investment Advisors Inc. and Morgan Stanley
                                                                   Services Company Inc. Managing Director and Director of
                                                                   Morgan Stanley Distributors Inc. and Morgan Stanley
                                                                   Distribution Inc. Chief Executive Officer and Director of
                                                                   Morgan Stanley Trust. Executive Vice President and Principal
                                                                   Executive Officer of the Institutional and Retail Morgan
                                                                   Stanley Funds. Director of Morgan Stanley SICAV. Previously,
                                                                   Chief Global Operations Officer of Morgan Stanley Investment
                                                                   Management Inc. and Executive Vice President of funds in the
                                                                   Fund Complex from May 2003 to September 2005.

Amy R. Doberman (44)          Vice President           Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                            since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                                 Management Inc., Morgan Stanley Investment Advisers Inc. and
                                                                   the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex since August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeltus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

Stefanie V. Chang (39)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management
1221 Avenue of the Americas   and Secretary            since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10020                                                 Complex.

VAN KAMPEN SENIOR LOAN FUND
TRUSTEES AND OFfiCERS INFORMATION continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

John L. Sullivan (51)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer                  since 1998  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                         Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                   Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                   Investments, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management Inc.
                                                                   Prior to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

Phillip G. Goff (42)          Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza              and Treasurer            since 2005  Inc. since June 2005. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181                                         of funds in the Fund Complex since August 2005. Prior to
                                                                   June 2005, Vice President and Chief Financial Officer of
                                                                   Enterprise Capital Management, Inc., an investment holding company.

Howard Tiffen (58)            Vice President           Officer     Managing Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                       since 2000  Inc. Vice President of the senior loan funds advised by the
P.O. Box 5555                                                      Adviser. Prior to 1999, senior portfolio manager for Pilgrim
Oakbrook Terrace, IL 60181                                         Investments. Associate of the Chartered Institute of Bankers
                                                                   and a member of the Economic Club of Chicago.

  Van Kampen Senior Loan Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Senior Loan Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Senior Loan Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

  The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

                                                         Van Kampen Funds Inc.
                                                              1 Parkview Plaza
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                  Copyright (C)2006 Van Kampen Funds Inc. All rights reserved.
                                                             Member NASD/SIPC.

                                                                       59, 359
                                                                  SLF ANR 9/06
  (VAN KAMPEN INVESTMENTS SHINE LOGO)                       RN06-02433P-Y07/06

Item 2. Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) The Fund has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1.

Due to personnel changes at the Adviser, the list of Covered Officers set forth in Exhibit B was amended in September 2005. Both editions of Exhibit B are attached.

(d) Not applicable.

(e) Not applicable.

(f)

     (1)  The Fund's Code of Ethics is attached hereto as Exhibit 12A.

     (2)  Not applicable.

     (3)  Not applicable.

Item 3. Audit Committee Financial Expert.

The Trust's Board of Trustees has determined that it has three "audit committee financial experts" serving on its audit committee, "independent" Trustees Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2006                       REGISTRANT   COVERED ENTITIES(1)
----                       ----------   -------------------
AUDIT FEES .............   $118,300              N/A

NON-AUDIT FEES
   AUDIT-RELATED FEES ..   $      0         $244,200(2)
   TAX FEES ............   $  2,200(3)      $      0
   ALL OTHER FEES ......   $      0         $      0
TOTAL NON-AUDIT FEES ...   $  2,200         $244,200

TOTAL ..................   $120,500         $244,200

2005                       REGISTRANT   COVERED ENTITIES(1)
----                       ----------   -------------------
AUDIT FEES .............   $114,850              N/A

NON-AUDIT FEES
   AUDIT-RELATED FEES ..   $      0         $321,000(2)
   TAX FEES ............   $  2,200(3)      $      0
   ALL OTHER FEES ......   $      0         $      0
TOTAL NON-AUDIT FEES ...   $  2,200         $321,000

TOTAL ..................   $117,050         $321,000

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                              JOINT AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                                VAN KAMPEN FUNDS

              AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 2004(1)

1.   STATEMENT OF PRINCIPLES

     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(2)

     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval

----------
(1) This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

(2) Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

     The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

2.   DELEGATION

     As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.   AUDIT SERVICES

     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.   AUDIT-RELATED SERVICES

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

     The Audit Committee has pre-approved the Audit-related services in Appendix
B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.   TAX SERVICES

     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).

6.   ALL OTHER SERVICES

     The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

     The Audit Committee has pre-approved the All Other services in Appendix
B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     A list of the SEC's prohibited non-audit services is attached to this policy as Appendix B.5. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.   PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.   PROCEDURES

     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

     The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix
B.7. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

9.   ADDITIONAL REQUIREMENTS

     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  COVERED ENTITIES

     Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

     -    Van Kampen Investments Inc.

     -    Van Kampen Asset Management

     -    Van Kampen Advisors Inc.

     -    Van Kampen Funds Inc.

     -    Van Kampen Investor Services Inc.

     -    Morgan Stanley Investment Management Inc.

     -    Morgan Stanley Trust Company

     -    Morgan Stanley Investment Management Ltd.

     -    Morgan Stanley Investment Management Company

     -    Morgan Stanley Asset & Investment Trust Management Company Ltd.

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (included herein).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: David
C. Arch, Rod Dammeyer, Howard J Kerr, Hugo F. Sonnenschein.

(b) Not applicable.

Item 6. Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund's and its investment advisor's Proxy Voting Policies and Procedures are as follows:

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.   POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy (except for the Morgan Stanley KLD Social Index Fund, which votes proxies pursuant to the Institutional Shareholder Services' Social Investment Research Proxy Voting Guidelines) pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of

Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services - Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

Voting Proxies for Certain Non-U.S. Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-U.S. proxies.

II.  GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A. A MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.

III. GUIDELINES

A. CORPORATE GOVERNANCE MATTERS. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     i. General.

     1. Generally, routine management proposals will be supported. The following are examples of routine management proposals:

          -    Approval of financial statements, director and auditor reports.

          -    General updating/corrective amendments to the charter.

          - Proposals related to the conduct of the annual meeting, except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

     3. Proposals requiring confidential voting and independent tabulation of voting results will be supported.

     4. Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

     5. Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

     6. Proposals to require the company to expense stock options will be supported.

     7. Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

     8. Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

     9. Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

     ii. Election of Directors. In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the

     Proxy Review Committee, proxies will be voted in support of nominees of management.

     1. The following proposals generally will be supported:

          - Proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors.

          - Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

     2. Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

          (a) If a company's board is not comprised of a majority of disinsterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

          (b) If a nominee who is interested is standing for election as a member of the company's compensation, nominating or audit committees;

          (c) A direct conflict exists between the interests of the nominee and the public shareholders;

          (d) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

          (e) A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

          (f) A nominee serves on the board of directors for more than six companies (excluding investment companies).

     iii. Auditors

     1. Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the fees paid to auditors are excessive. Generally, to determine if such fees are excessive, a 50% test will be applied: i.e., non-audit fees should be less than 50% of the total fees paid to the auditor.

     2. Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

     3.   Proposals to indemnify auditors will not be supported.

     iv. Anti-Takeover Matters

     1. Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

     2. Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     3. Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

B. CAPITALIZATION CHANGES. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     1.   The following proposals generally will be supported:

          - Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
               (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          -    Proposals for share repurchase plans.

          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          -    Proposals to effect stock splits.

          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

     2.   The following proposals generally will not be supported
          (notwithstanding management support).

          - Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          -    Proposals to create "blank check" preferred stock.

          -    Proposals relating to changes in capitalization by 100% or more.

C. COMPENSATION. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     1.   The following proposals generally will be supported:

          - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

          - Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

          - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

     2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

     3. Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

     4. Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

D. OTHER RECURRING ITEMS. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     1. Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

     2. Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

E. ITEMS TO BE REVIEWED BY THE PROXY REVIEW COMMITTEE

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

     i. Corporate Transactions

          - Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers' research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported where there is no portfolio manager objection and where there is no material conflict of interest and in those instances will not need to be reviewed by the Proxy Review Committee.

     ii. Compensation

          - Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

          - Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the the quantitative criteria used by a Research Provider when considering such Research Provider's recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider's threshold.

          - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

     iii. Other

          -    Proposals for higher dividend payouts.

          - Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

          - Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund's Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund's Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

          - Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

          - Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

F. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

IV.  ADMINISTRATION OF POLICY

A.   PROXY REVIEW COMMITTEE

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

          (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's Policy and determining how MSIM will vote proxies on an ongoing basis.

          (b) The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

          (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

          (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

          (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

          (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

          (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.   IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

     1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

     2. A material conflict of interest could exist in the following situations, among others:

     (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

     (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

     (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

C.   PROXY VOTING REPORTS

     (a) MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

     (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

                           VAN KAMPEN SENIOR LOAN FUND

                                 FUND MANAGEMENT

PORTFOLIO MANAGEMENT. As of the date of this report, the Fund is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio and the overall execution of the strategy of the Fund are Howard T. Tiffen, a Managing Director of the Adviser and Christina Jamieson, an Executive Director of the Adviser.

Mr. Tiffen has been associated with the Adviser in an investment management capacity since December 1999 and began managing the Fund in December 1999. Ms. Jamieson has been associated with the Adviser in an investment management capacity since March 2000 and began managing the Fund in June 2005.

The composition of the team may change from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

The following information is as of July 31, 2006.

As of July 31, 2006, Mr. Tiffen managed 6 mutual funds with a total of approximately $5.7 billion in assets; no pooled investment vehicles other than mutual funds; and 2 other accounts with a total of approximately $585.2 million in assets.

As of June 30, 2006, Ms. Jamieson managed two mutual funds with a total of approximately $4.0 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

-    Cash Bonus.

- Morgan Stanley's Equity Incentive Compensation Program (EICP) awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions.

- Investment Management Deferred Compensation Plan (IMDCP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated Funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 75% of the IMDCP deferral into a combination of the designated open-end mutual funds they manage that are included in the IMDCP Fund menu, which may or may not include the Fund.

- Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment Funds, including Funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

- Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark, indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

-    Contribution to the business objectives of the Adviser.

-    The dollar amount of assets managed by the portfolio manager.

-    Market compensation survey research by independent third parties.

-    Other qualitative factors, such as contributions to client objectives.

- Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of July 31, 2006, the portfolio managers did not own any shares of the Fund.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

(3) Written solicitations to purchase securities under Rule 23c-1 during the period are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Senior Loan Fund


By: /s/ Ronald E. Robison
    --------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: September 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Ronald E. Robison
    --------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: September 21, 2006


By: /s/ James W. Garrett
    --------------------------------
Name: James W. Garrett
Title: Principal Financial Officer
Date: September 21, 2006